UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INCOME FUNDS

ANNUAL REPORT

September 30, 2008

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund

Management Discussion and Performancepage  1

Portfolio of Investmentspage  18

Financial Statementspage  51

LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks a high level of current income consistent with what the fund considers reasonable risk

Strategy:

Invests primarily in U.S. corporate and U.S. government bonds

Fund Inception:

November 7, 1973

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Negative news that characterized the financial markets during the fiscal year ended September 30, 2008 reached a crescendo in the closing month. Early in the period, concern focused on securities backed by subprime and other high-risk loans. By September the crisis had accelerated. Banks had pulled back from lending, and Secretary of the Treasury Henry Paulson and Ben Bernanke, Chairman of the Federal Reserve Board, led policy makers in a series of moves designed to restore stability – a still elusive goal.

During this turbulent 12-month period, Loomis Sayles Core Plus Bond Fund provided a total return of -1.61%, based on the net asset value of Class A shares and $0.61 in reinvested dividends. The fund underperformed its broad-based benchmark, Lehman Aggregate Bond Index, which returned 3.65% for the period, but it outperformed the -2.45% average return on the funds in its Morningstar Intermediate-Term Bond peer group. The fund’s 30-day SEC yield as of September 30, 2008 was 5.38%.

HOW DID THE MARKETS GET HERE?

A prolonged period of risky lending practices came to an end as home prices declined in value. The Federal Reserve unleashed a series of initiatives designed to ease the situation. At first, this seemed to help, but as the downturn intensified, investor apprehension spread to loans of all types. A series of failures involving some of the country’s oldest and largest financial institutions contributed to a widespread crisis in confidence. The third quarter saw a rapid-fire, surprising series of events culminating in September. As the month ended, a comprehensive plan designed to get credit flowing again by purging bank balance sheets of distressed loans was passed into law, but no one knows how well it will work or if other intervention may be needed.

HOW DID THE FUND RESPOND?

Sector allocation and security selection within the investment-grade and high-yield credit markets, as well as the fund’s position in asset-backed securities, provided some protection amid dwindling investor confidence. We made several opportunistic trades designed to capitalize on selected bonds issued by financial companies that had been hit hard. Security selection within investment-grade utilities was also a positive during the year. In general, we maintained a high level of liquidity in the portfolio, including holdings in Treasuries, agency and mortgage-backed securities. We also increased the fund’s exposure to securities denominated in the Japanese yen as part of our efforts to hedge against increased risk aversion in the U.S. markets.

However, our small allocation to certain types of AAA-rated and ABS home equity bonds detracted from overall performance. Both investment-grade and high-yield financials also declined in price in response to some high-profile bankruptcies and the bailout of Fannie Mae and Freddie Mac. Risk-averse investors around the world fled to the relative safety of U.S. Treasuries, causing yields to plunge. Our defensive strategy and a longer duration than the benchmark were also negatives.

WHAT NOW?

Between the Federal Reserve and the Treasury, massive sums have been brought to bear in an effort to keep the financial system moving forward. Recession risk has grown and economic headwinds include a tight credit environment and the loss of wealth from home and stock price declines. Our current forecast is for a sharp decline in growth in the fourth quarter of 2008, followed by a more moderate decline in the first quarter of 2009. In financials, we see more consolidation, more regulation and tighter lending standards ahead. While the economy is likely to remain weak for at least the next several quarters, we believe that risk markets – markets other than Treasuries, including credit and structured products – currently offer compelling value on a risk/return basis. We have recently increased our allocation to the investment grade and high yield sectors, and have made opportunistic additions to the ABS and commercial mortgage-backed markets. As a result, we believe we are well positioned to take advantage of the eventual recovery we anticipate in risk markets.

LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — September 30, 20084

	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 11/7/73)
Net Asset Value[1]	-1.61%	3.13%	4.00%
With Maximum Sales Charge[2]	-6.02	2.18	3.53

Class B (Inception 9/13/93)
Net Asset Value[1]	-2.21	2.39	3.25
With CDSC[3]	-6.88	2.05	3.25

Class C (Inception 12/30/94)
Net Asset Value[1]	-2.32	2.37	3.23
With CDSC[3]	-3.25	2.37	3.23

Class Y (Inception 12/30/94)
Net Asset Value[1]	-1.36	3.40	4.36

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
Lehman Aggregate Bond Index	3.65%	3.78%	5.20%
Lehman U.S. Credit Index	-4.79	1.94	4.50
Morningstar Int.-Term Bond Fund Avg.	-2.45	2.15	4.09

See page 11 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	9/30/08	9/30/07
Aaa	59.1	66.4
Aa	5.6	1.4
A	4.8	3.4
Baa	14.6	13.1
Ba	4.8	6.4
B	5.7	3.9
Caa	0.5	0.8
Ca	0.3	—
Not Rated*	3.8	1.9
Short-term and other	0.8	2.7

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE DURATION	9/30/08		9/30/07
1 year or less	8.8		6.5
1-5 years	39.7		46.8
5-10 years	40.0		27.0
10+ years	11.5		19.7
Average Effective Duration	5.7	years	5.8	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.09%	0.90%
B	1.85	1.65
C	1.82	1.65
Y	0.75	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in lower-quality fixed-income securities

Fund Inception:

February 22, 1984

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

The credit crisis that took down major financial institutions and shook the broader economy led investors to shun corporate bonds of all quality levels and seek relative safety in U.S. Treasury issues. Lack of confidence drained liquidity from the credit markets and yield spreads (the difference in yields available from high- and low-quality bonds) widened dramatically.

For the fiscal year ended September 30, 2008, Loomis Sayles High Income Fund’s total return was -10.98% based on the net asset value of Class A shares and $0.35 in reinvested dividends. Although in absolute terms the fund’s return was disappointing, it held up better than its benchmark, the Lehman High Yield Composite Index, which returned -11.24% for the period, and the -11.29% return on Morningstar’s High Yield Bond category. As of September 30, 2008, the fund’s 30-day SEC yield was 8.48%.

HOW DID THE MARKETS GET HERE?

The period’s results were largely shaped by the precipitous decline in bond prices that took place in the final quarter of the fund’s fiscal year. The pursuit of safety broadened to a stampede, and prices of Treasury securities rose dramatically as frightened investors sold off corporate bonds.

HOW DID THIS AFFECT THE FUND?

The fund gained an edge on its benchmark thanks to its reduced stake in below-investment grade bonds in the battered financial sector. Non-U.S. dollar investments were the fund’s best performers, thanks to strong results from countries in Asia and Latin America. Securities denominated in Singapore’s dollar and the Japanese yen recorded solid gains as a result of strengthening currencies and positive trends in their domestic markets. Results were also favorable in Mexico, where yields on peso-denominated bonds remained attractive. Certain convertible bonds were positive contributors to performance, and the fund’s small allocation to asset-backed securities was modestly favorable.

However, an upward move by the U.S. dollar, especially during the quarter ended September 30, 2008, had a negative impact on most of the portfolio’s holdings denominated in foreign currencies. Declines in Iceland’s krona and South Korea’s won overshadowed positive local returns. The massive flight to U.S. Treasuries left virtually all sectors of the portfolio in negative territory. Not even high-quality issues escaped.

Damage was most severe in the financial sector, as many prominent Wall Street institutions faced collapse and some were acquired by other firms; investment-grade bonds in this group were the most affected. Below-investment-grade industrial bonds – especially those issued by debt-heavy technology and communications companies – also suffered. Auto and gaming issues fell as consumers cut back sharply on discretionary spending. Equity and preferred holdings, chiefly financials and securities of government-sponsored enterprises, also hurt the fund’s performance.

WHAT NOW?

Economic growth in the United States is still slowing. We expect weak home prices and job concerns to continue to restrain consumer spending – a primary economic engine. However, the Federal Reserve Board and the Treasury have brought massive sums to bear in an effort to get the financial system back on track, and similar efforts have been launched in other leading economies. Our current forecast is for a slight decline in growth for the fourth quarter of 2008 and the first quarter of 2009. We see more consolidation, more regulation and tighter lending standards ahead.

On the positive side, prices of high-yield bonds have fallen significantly and bondholders are earning generous yields, at least for now. We think today’s low bond prices may already reflect bad news to come. In the meantime, there are large pools of cash on the sidelines. If the government’s policy initiatives succeed in thawing credit markets, the crisis could ease. A recovery might then begin some time in 2009 and prices of high-yield bonds could recover.

LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — September 30, 20084

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 2/22/84)
Net Asset Value[1]	-10.98%	5.24%	1.27%	—
With Maximum Sales Charge[2]	-14.96	4.27	0.80	—

CLASS B (Inception 9/20/93)
Net Asset Value[1]	-11.64	4.48	0.53	—
With CDSC[3]	-15.78	4.17	0.53	—

CLASS C (Inception 3/2/98)
Net Asset Value[1]	-11.62	4.44	0.51	—
With CDSC[3]	-12.45	4.44	0.51	—

CLASS Y (Inception 2/29/08)
Net Asset Value[1]	—	—	—	-9.10%

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[7]
Lehman High Yield Composite Index	-11.24%	4.38%	4.42%	-7.60%
Morningstar High Yield Bond Fund Avg.	-11.29	3.59	3.57	-7.00

See page 11 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	9/30/08	9/30/07
Aaa	17.3	15.5
Aa	2.0	1.9
A	1.0	0.7
Baa	7.6	8.9
Ba	14.9	17.4
B	28.9	24.9
Caa	16.4	15.9
Ca	0.5	—
C	0.0	—
Not Rated*	10.1	11.7
Short-term and other	1.3	3.1

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	9/30/08		9/30/07
1 year or less	16.0		4.2
1-5 years	25.7		21.9
5-10 years	28.5		19.4
10+ years	29.8		54.5
Average Effective Maturity	8.8	years	13.8	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.43%	1.15%
B	2.18	1.90
C	2.17	1.90
Y	1.16	0.90

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.
[7]	The since-inception comparative performance figures shown for Class Y shares are calculated from 3/1/08.

LOOMIS SAYLES INTERNATIONAL BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks high total return through a combination of high income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Managers:

Lynda L. Schweitzer, CFA

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when interest rates rise. The fund may also invest in public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade. Lower-rated debt securities have speculative characteristics and may be subject to greater price volatility than higher-rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

Loomis Sayles International Bond Fund was launched February 1, 2008, at the start of what has proved to be an exceptionally volatile period for the world’s stock and bond markets. A crisis in the credit markets that began in the U.S. mortgage markets was exacerbated by failures and near-collapses of several large, international financial institutions. This led to deteriorating confidence in the financial sector globally during 2008. Investors fled to the safety of government securities in the United States and elsewhere. This global flight-to-quality led to negative performance by corporate bonds generally. At the same time, the U.S. dollar strengthened against most major foreign currencies.

Against this backdrop, the fund’s Class A shares returned -6.37% at net asset value for the eight months from the beginning of February through the end of the fiscal year on September 30, 2008, assuming reinvestment of $0.19 in dividends. For the same period, the benchmark Lehman Global Aggregate Bond ex-USD Index returned -4.44%, while the average return of funds in Morningstar’s World Bond category was -5.31%. The fund’s 30-day SEC yield as of September 30, 2008 was 3.23%.

WHAT HELPED AND WHAT HURT PERFORMANCE?

The Fund’s emphasis on corporate bonds was the primary factor in it’s underperformance relative to the Lehman index, as corporate bonds trailed government bonds in most major world markets. Investors around the world sought the safety of high-quality assets in their home markets, creating demand that drove up prices of local government bonds.

In the course of the eight-month period, the U.S. dollar staged a strong rally against most markets. In particular, European currencies and currencies of major commodity exporters declined versus the U.S. dollar. In absolute terms, this hurt the fund’s performance, but its underweight position relative to the benchmark in some of the weaker markets limited the damage. However, the fund’s holdings in bonds denominated in the Icelandic krona, the Singapore dollar and the Malaysian ringgit detracted from the fund’s return as these local markets declined during the period. We sold the fund’s holdings in Malaysian currency and were selling its Singapore holdings as the period ended.

On the positive side, the fund’s duration and yield curve strategy benefited relative returns. Its longer duration relative to the Lehman index was beneficial, as was its exposure to longer-maturity securities denominated in the euro when bond yields fell in the course of the year, elevating bond prices. Bonds denominated in euros were the largest single block in the portfolio, followed by bonds denominated in the Japanese yen.

WHAT LIES AHEAD?

Both investment-grade and high-yield debt suffered one of their worst months on record in September, as the difference in yield between higher- and lower-rated bonds widened to levels we find startling. Given the tumultuous events of recent weeks, we believe the U.S. economy will fall into recession and that world growth will be considerably weaker than in previous years. The U.S. Federal Reserve and other central banks are cutting short-term interest rates to try to stimulate economic growth and major governments around the world are taking other actions to avert major downturns.

We measure the price of credit by yield spreads – the difference in yield between higher- and lower-quality securities. Debt issues may never have been cheaper than they are right now, especially in light of our forecast for a moderate to average global recession through the end of 2008 and probably the first half of 2009.

We believe it is important to own bonds when they are discounted as a result of fear in the markets in order to capture the potential for price appreciation if fundamentals improve. We think that once this flight to quality ends, the U.S. dollar should weaken and our non-dollar holdings can begin adding value.

LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through September 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

Average Annual Returns — September 30, 20084

SINCE INCEPTION
CLASS A (Inception 2/1/08)
Net Asset Value[1]	-6.37%
With Maximum Sales Charge[2]	-10.57

CLASS C (Inception 2/1/08)
Net Asset Value[1]	-6.95
With CDSC[3]	-7.87

CLASS Y (Inception 2/1/08)
Net Asset Value[1]	-6.39

COMPARATIVE PERFORMANCE	SINCE INCEPTION[7]
Lehman Global Aggregate Bond ex-USD Index	-4.44%
Morningstar World Bond Fund Avg.	-5.31

See page 11 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	9/30/08
Aaa	54.2
Aa	18.7
A	8.3
Baa	10.5
Ba	3.1
B	0.5
Caa	0.7
Not Rated*	2.3
Short-term and other	1.7

Credit quality is based on ratings from Moody’s Investors Service. * Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.
	% of Net Assets as of
EFFECTIVE MATURITY	9/30/08
1 year or less	12.5
1-5 years	18.4
5-10 years	55.2
10+ years	13.9
Average Effective Maturity	8.1	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.15%	1.10%
C	1.90	1.85
Y	0.90	0.85

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.
[7]	The since-inception comparative performance figures shown for all share classes are calculated from 2/1/08.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Managers:

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion

As the credit crunch gained momentum and economic conditions deteriorated during the 12 months ended September 30, 2008, investors’ risk aversion mounted. Early in the period, concern focused on securities representing subprime and other high-risk loans. By September the crisis had reached a crescendo. Banks had pulled back from lending even to one another, and Secretary of the Treasury Henry Paulson and Ben Bernanke, Chairman of the Federal Reserve Board, led policy makers in a series of moves designed to restore stability – a still elusive goal.

Despite the turmoil, for the fiscal year ended September 30, 2008, Loomis Sayles Limited Term Government and Agency Fund’s total return was 4.29% based on the net asset value of Class A shares and $0.49 in reinvested dividends. However, the fund lagged its benchmark and came in slightly ahead of its peer group of mutual funds for the period. The Lehman 1-5 Year Government Bond Index returned 6.74% and the average return on the funds in Morningstar’s Short Government category was 4.23%. The fund’s 30-day SEC yield as of September 30, 2008 was 3.71%.

WHAT HAPPENED TO THE MARKETS?

A prolonged period of risky lending practices came to an end as home prices declined in value. The Federal Reserve unleashed a series of initiatives, including rate cuts, designed to ease the situation. At first, this seemed to help, but as the downturn intensified, investor apprehension spread to loans of all types. A series of failures involving some of the country’s oldest and largest financial institutions contributed to a widespread crisis in confidence. The fund’s final quarter saw a rapid-fire series of surprising events, with most of the action in September. As the month ended, a comprehensive plan designed to get credit flowing again by purging bank balance sheets of distressed loans was passed into law, but no one knows how well it will work or if other intervention may be needed.

WERE THERE ANY BRIGHT SPOTS FOR THE FUND?

U.S. Treasury securities were strong performers during the year. Despite other sectors’ yield advantage, they could not keep pace with Treasuries. Spiraling demand from risk-averse investors drove prices up, causing yields to plummet. Prices of mortgage-related bonds issued and backed by federal agencies also held up relatively well, primarily due to their income advantage.

WHICH FORCES HAD THE WORST IMPACT?

Within the government-related sector, bonds issued by government sponsored entities like Freddie Mac and Fannie Mae lagged the returns on both mortgage-backed and Treasury securities, although the worst performers in the mortgage market were securities that did not have government guarantees. As the real estate markets deteriorated throughout the year, the effects spread to other markets, including corporate bonds and asset-backed securities. Investor appetite for these sectors diminished sharply as investors became increasingly risk-averse.

WHAT NOW?

We continue to emphasize high-quality, mortgage-backed securities issued by government agencies because we expect this sector to benefit from its yield advantage. We also continue to emphasize high-quality asset backed securities, including those backed by automobile loans and credit card receivables, as well as securities backed by mortgages on commercial properties. We see relatively little risk of rating downgrades on the senior holdings we selected.

By the end of September, investor fears had reached such an extreme that even high-quality securities had declined in value, creating potential opportunities across a wide range of issues and sectors. As a result of past Federal Reserve rate cuts and expectations of more cuts, the yield curve is steep, by historical standards, making longer maturity securities potentially attractive. We are on the lookout for specific opportunities to capitalize on this situation.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — September 30, 20084

	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 1/3/89)
Net Asset Value[1]	4.29%	2.97%	3.73%
With Maximum Sales Charge[2]	1.17	2.33	3.41

Class B (Inception 9/27/93)
Net Asset Value[1]	3.52	2.21	3.01
With CDSC[3]	-1.47	1.85	3.01

Class C (Inception 12/30/94)
Net Asset Value[1]	3.62	2.23	3.02
With CDSC[3]	2.62	2.23	3.02

Class Y (Inception 3/31/94)
Net Asset Value[1]	4.55	3.21	4.06

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
Lehman 1-5 Yr Gov’t Bond Index	6.74%	3.72%	4.84%
Morningstar Short Gov’t Fund Avg.	4.23	2.82	3.87

See page 11 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	9/30/08		9/30/07
Mortgage Related	67.6		60.7
Treasuries	4.6		9.3
Asset-Backed Securities	3.5		5.7
Agency	3.0		3.3
ABS Credit Card	2.7		—
Mortgage Backed Securities	2.0		1.1
Automotive	1.8		—
Hybrid ARMs	1.6		2.5
Collateralized Mortgage Obligation	0.1		0.2
Short Term Investments & Other	13.1		17.2

	% of Net Assets as of
EFFECTIVE MATURITY	9/30/08		9/30/07
1 year or less	19.0		20.9
1-5 years	74.5		63.2
5-10 years	6.5		15.9
10+ years	n/a		n/a
Average Effective Maturity	3.0	years	3.2	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.10%	0.90%
B	1.85	1.65
C	1.85	1.65
Y	0.75	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 3.00%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income, with a secondary objective of capital growth

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world

Fund Inception:

May 1, 1995

Managers:

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA

Associate Managers:

Matthew J. Eagan, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

The cascading credit crisis that began with falling home prices and defaults on subprime mortgages led to extreme weakness in fixed-income and equity markets around the globe. Faced with growing uncertainty, investors sought to avoid as much risk as possible, abandoning investment-grade and high-yield corporate bonds and seeking safety in U.S. Treasury securities. In the weakened financial sector, banks began closing down interbank lending and leaving other potential borrowers with nowhere to turn. As the period drew to a close, the Federal Reserve Board and Congress were marshalling resources in an effort to address the spreading loss of confidence and to restore liquidity to the markets.

For the fiscal year ended September 30, 2008, Class A shares of Loomis Sayles Strategic Income Fund returned -14.54% at net asset value, including $1.01 in dividends and $0.01 in capital gains reinvested during the period. These results were significantly behind the fund’s benchmark, the Lehman Aggregate Bond Index, which returned 3.65% for the period. The fund also trailed Morningstar’s Multisector Bond category, which had an average return of -6.41%. The fund’s focus on credit sectors, the strength of the U.S. dollar and some adverse security choices all contributed to the fund’s decline in value. However, the fund’s 30-day SEC yield on September 30, 2008 was 8.42%.

WERE THERE ANY BRIGHT SPOTS FOR THE FUND?

U.S. Treasury securities led all portfolio sectors as risk-averse investors drove prices up, but depressing yields. Mortgage-related bonds issued and backed by federal agencies also held up relatively well. Overseas, global growth trends were intact for much of this 12-month period. Strong commodity prices aided returns on holdings denominated in the currencies of Mexico, Singapore and Malaysia until shrinking demand undercut prices of industrial commodities.

WHICH FORCES HAD THE WORST IMPACT?

Results for the first eight months of fiscal 2008 were not out of line with what has occurred historically during cyclical economic downturns. In keeping with our established discipline, we sought to take advantage of what appeared to be attractive valuations in anticipation of positive returns when the markets recover. However, September’s turmoil let loose a flood of market disruptions.

Much of the fund’s underperformance occurred in September, when financials, investment-grade and high-yield corporates, as well as emerging-market holdings all declined in value. Negative events surrounding several major financial institutions had direct negative impacts on performance. Holdings in the communications, technology and consumer arenas suffered as companies found it increasingly difficult to obtain loans. Global economic prospects also dimmed in the closing quarter of the fiscal period, undercutting the value of holdings tied to Iceland’s krona, the British pound and the Canadian dollar.

WHAT NOW?

This is not the first period of severe market volatility that Loomis funds have faced while building strong performance histories over prolonged periods. In each of those cases, as now, our focus was on the opportunities presented by carefully selected securities whose prices had fallen sharply.

Although the end of the current turmoil is not yet in sight, we believe attractive valuations abound in a wide range of market sectors. Low prices mean higher yields. There is also potential for substantial price appreciation if the right combination of policy initiatives allows conditions to stabilize. This stabilization is especially important in the housing market, where our analysts believe values may soon bottom. Looking past the current turbulence, we anticipate an economic upturn beginning some time next year, but limits on credit availability may hold back any recovery.

LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through September 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — September 30, 20084

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 5/1/95)
Net Asset Value[1]	-14.54%	5.39%	8.44%	—
With Maximum Sales Charge[2]	-18.41	4.43	7.94	—

Class B (Inception 5/1/95)
Net Asset Value[1]	-15.19	4.58	7.62	—
With CDSC[3]	-19.17	4.26	7.62	—

Class C (Inception 5/1/95)
Net Asset Value[1]	-15.19	4.58	7.63	—
With CDSC[3]	-15.99	4.58	7.63	—

Class Y (Inception 12/1/99)
Net Asset Value[1]	-14.34	5.65	—	7.97%

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[5]
Lehman Aggregate Bond Index	3.65%	3.78%	5.20%	5.90%
Lehman U.S. Universal Bond Index	2.32	3.89	5.38	5.97
Morningstar Multisector Bond Fund Avg.	-6.41	3.89	5.22	5.29

See page 11 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	9/30/08	9/30/07
Aaa	18.3	32.6
Aa	4.1	2.7
A	8.1	6.5
Baa	32.0	22.7
Ba	10.0	9.9
B	10.3	9.5
Caa	7.4	5.6
Ca	0.8	—
C	0.0	—
Not Rated*	8.8	7.4
Short-term and other	0.2	3.1

Credit quality is based on ratings from Moody’s Investor Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	9/30/08		9/30/07
1 year or less	8.6		10.9
1-5 years	20.6		17.6
5-10 years	28.2		19.4
10+ years	42.6		52.1
Average Effective Maturity	13.8	years	15.6	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.01%	1.01%
B	1.77	1.77
C	1.75	1.75
Y	0.74	0.74

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	The since-inception comparative performance figures shown for Class Y are calculated from 12/1/99.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS

Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

Lehman Global Aggregate Bond ex-USD Index is an unmanaged index which provides a broad-based measure of the international investment-grade bond market.

Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.

Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between one and five years.

Lehman U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.

Lehman U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Index, among other indexes.

Morningstar Fund Averages are the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2008 through September 30, 2008. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/08	ENDING ACCOUNT VALUE 9/30/08	EXPENSES PAID DURING PERIOD* 4/1/08 – 9/30/08
Class A
Actual	$1,000.00	$949.90	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55
Class B
Actual	$1,000.00	$946.30	$8.03
Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.32
Class C
Actual	$1,000.00	$946.60	$8.03
Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.32
Class Y
Actual	$1,000.00	$951.30	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.90%, 1.65%, 1.65% and 0.65% for Class A, B, C and Y respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/08	ENDING ACCOUNT VALUE 9/30/08	EXPENSES PAID DURING PERIOD* 4/1/08 – 9/30/08
CLASS A
Actual	$1,000.00	$913.50	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
CLASS B
Actual	$1,000.00	$910.10	$9.07
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
CLASS C
Actual	$1,000.00	$910.20	$9.07
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
CLASS Y1
Actual	$1,000.00	$914.40	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.15%, 1.90%, 1.90% and 0.90%, for Class A, B, C, and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).
[1]	Class Y commenced operations on February 29, 2008.

LOOMIS SAYLES INTERNATIONAL BOND FUND[1]	BEGINNING ACCOUNT VALUE 4/1/08	ENDING ACCOUNT VALUE 9/30/08	EXPENSES PAID DURING PERIOD* 4/1/08 – 9/30/08
CLASS A
Actual	$1,000.00	$893.30	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55
CLASS C
Actual	$1,000.00	$888.30	$8.73
Hypothetical (5% return before expenses)	$1,000.00	$1,015.75	$9.32
CLASS Y
Actual	$1,000.00	$892.90	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.10%, 1.85% and 0.85%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).
[1]	Fund commenced operations on February 1, 2008.

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/08	ENDING ACCOUNT VALUE 9/30/08	EXPENSES PAID DURING PERIOD* 4/1/08 – 9/30/08
CLASS A
Actual	$1,000.00	$1,005.30	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55
CLASS B
Actual	$1,000.00	$1,001.50	$8.26
Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.32
CLASS C
Actual	$1,000.00	$1,002.40	$8.26
Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.32
CLASS Y
Actual	$1,000.00	$1,006.50	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.90%, 1.65%, 1.65% and 0.65% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/08	ENDING ACCOUNT VALUE 9/30/08	EXPENSES PAID DURING PERIOD* 4/1/08 – 9/30/08
CLASS A
Actual	$1,000.00	$866.20	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$4.90
CLASS B
Actual	$1,000.00	$862.80	$8.01
Hypothetical (5% return before expenses)	$1,000.00	$1,016.40	$8.67
CLASS C
Actual	$1,000.00	$862.20	$8.01
Hypothetical (5% return before expenses)	$1,000.00	$1,016.40	$8.67
CLASS Y
Actual	$1,000.00	$866.60	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.64

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.97%, 1.72%, 1.72% and 0.72% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement, or with respect to a newly formed fund, proposed advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period with respect to existing Funds, and an initial two-year term for funds that are newly formed, such as Loomis Sayles International Bond Fund. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of existing Funds peer groups of funds, and the Funds’ performance benchmarks, (ii) information on the Funds’ existing or proposed advisory fee and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the existing Funds, (iv) information about the profitability of the existing Agreements to the Funds’ adviser ( the “Adviser”), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements or proposed arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreements, and with respect to all Funds other than Loomis Sayles International Bond Fund, which is newly formed, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing performance and fee differentials against each Fund’s peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the existing Agreements at their meeting held in June 2008. The Agreements were continued for a one-year period for all Funds. With respect to Loomis Sayles International Bond Fund, the Trustees, including the Independent Trustees, unanimously approved the Agreement for the Fund for an initial two-year term at an in-person meeting held in November 2007. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided or to be provided by the Adviser and its affiliates to the Funds and the resources dedicated or to be dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. In the case of Loomis Sayles Strategic Income Fund, which had experienced substantial net cash inflows, the Trustees considered factors including (1) the additional efforts required to manage the Fund’s portfolio in such circumstances (including the need to identify additional portfolio securities for investment as the portfolio grows), (2) the additional personnel and other resources required to manage the portfolio in such circumstances, (3) the possible

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

effects of such cash inflows on the Fund’s ability to achieve attractive investment returns and (4) the benefits to the Fund of such net cash inflows (including lower expense ratios).

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided or to be provided under the Agreements supported the renewal or approval of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis. Because Loomis Sayles International Bond Fund had not yet commenced operations, performance information for that Fund was not considered, although the Board considered the performance of the Fund’s Adviser.

With respect to each Fund, the Board concluded that the Fund’s performance and/or other relevant factors supported the renewal or approval of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds’ Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Fund’s Adviser that were reasonable and consistent with the Fund’s investment objective and policies and (2) reductions in the Fund’s expense levels resulting from decreased expenses and/or increased assets were not yet fully reflected in the Fund’s performance results.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal or approval of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged or to be charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that, as of December 31, 2007, all of the Natixis Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that the Loomis Sayles Strategic Income Fund had an advisory fee rate that was above the median of a peer group of Funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. The Trustees noted that for the Loomis Sayles Strategic Income Fund, the Fund’s total expense ratio was below the median even though the advisory fee was above the median. For Loomis Sayles Strategic Income Fund, the Trustees also considered that management was recommending an additional breakpoint in the advisory fee schedule.

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged or proposed to be charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal or approval of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that each of the Funds was subject to an expense cap or waiver. The Trustees also considered management’s representation that for certain Funds, the Funds’ Adviser did not benefit from economies of scale in providing services to the Funds (because of the investment style of the Fund, the small size of the Fund or for other reasons). For Loomis Sayles Strategic Income Fund, the Trustees considered that management proposed implementing an additional breakpoint in response to the growth of assets in the Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether each Fund, other than Loomis Sayles International Bond Fund, has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing or would be providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed or to be performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the existing or potential Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2009 and that the advisory agreement for Loomis Sayles International Bond Fund should be continued until November 16, 2009.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 96.4% of Net Assets
	Asset-Backed Securities — 2.5%
$189,062	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A2, 3.872%, 3/25/2020	$181,743
1,095,000	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	786,320
3,314,587	Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3, 5.804%, 7/25/2034	2,154,482
1,118,858	Residential Asset Securities Corp., Series 2003-KS10, Class AI4, 4.470%, 3/25/2032	984,708
276,553	WFS Financial Owner Trust, Series 2004-4, Class A4, 3.440%, 5/17/2012	271,697

		4,378,950

	Automotive — 0.8%
955,000	Ford Motor Co., 7.450%, 7/16/2031(b)	410,650
865,000	Ford Motor Credit Co., 7.000%, 10/01/2013	531,592
810,000	Ford Motor Credit Co., 8.000%, 12/15/2016	512,145

		1,454,387

	Banking — 2.7%
1,970,000	Bank of America Corp., 5.750%, 12/01/2017	1,670,536
1,670,000	Citigroup, Inc., 6.500%, 8/19/2013	1,484,243
735,000	HSBC Finance Corp., 7.000%, 5/15/2012	714,275
825,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	752,294

		4,621,348

	Brokerage — 4.0%
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,274,769
625,000	Goldman Sachs Group, Inc., 5.300%, 2/14/2012	563,278
1,040,000	Goldman Sachs Group, Inc., 6.150%, 4/01/2018	864,775
1,230,000	Merrill Lynch & Co., Inc., 5.450%, 2/05/2013	1,108,010
1,670,000	Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	1,477,532
800,000	Morgan Stanley, 4.000%, 1/15/2010	656,007
615,000	Morgan Stanley, 5.375%, 10/15/2015	381,174
435,000	Morgan Stanley, Series F, MTN, 6.625%, 4/01/2018	287,879
515,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	319,264

		6,932,688

	Building Materials — 0.7%
815,000	Owens Corning, Inc., 7.000%, 12/01/2036	655,159
795,000	USG Corp., 6.300%, 11/15/2016	600,225

		1,255,384

Principal Amount (‡)	Description	Value (†)

	Construction Machinery — 0.1%
$220,000	Caterpillar Financial Service Corp., 5.450%, 4/15/2018	$196,820

	Diversified Manufacturing — 0.6%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,093,007

	Electric — 1.9%
290,000	AES Corp., 7.750%, 10/15/2015	263,175
570,000	AES Corp., 8.000%, 10/15/2017	514,425
950,000	Enersis SA, Chile, 7.375%, 1/15/2014(b)	959,284
355,000	Florida Power & Light Co., 4.950%, 6/01/2035	284,976
690,000	Ipalco Enterprises, Inc., 144A, 7.250%, 4/01/2016	658,950
590,000	Southern California Edison Co., 7.625%, 1/15/2010	612,804

		3,293,614

	Food & Beverage — 1.4%
815,000	Dean Foods Co., 7.000%, 6/01/2016(b)	709,050
815,000	Dr Pepper Snapple Group, Inc., 144A, 6.820%, 5/01/2018	786,685
925,000	Kraft Foods, Inc., 6.875%, 2/01/2038	851,578

		2,347,313

	Government Guaranteed — 4.5%
138,000,000	Kreditanstalt fuer Wiederaufbau, 1.850%, 9/20/2010 (JPY)	1,319,423
472,000,000	Kreditanstalt fuer Wiederaufbau, EMTN, 2.050%, 9/21/2009 (JPY)	4,484,903
210,000,000	Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010 (JPY)	1,999,039

		7,803,365

	Government Owned — No Guarantee — 0.6%
1,098,000	Pemex Project Funding Master Trust, 7.875%, 2/01/2009	1,108,361

	Healthcare — 0.9%
575,000	HCA, Inc., 7.500%, 12/15/2023	421,216
485,000	Hospira, Inc., 6.050%, 3/30/2017	462,420
670,000	Medco Health Solutions, 7.250%, 8/15/2013	710,326

		1,593,962

	Hybrid ARMs — 0.3%
525,619	JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 5.924%, 1/25/2037(c)	512,574

	Independent Energy — 1.1%
290,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	253,750
385,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	329,175
830,000	TEPPCO Partners LP, 7.550%, 4/15/2038	737,843

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$825,000	XTO Energy, Inc., 6.375%, 6/15/2038	$673,608

		1,994,376

	Media Cable — 2.2%
1,470,000	Comcast Corp., 6.950%, 8/15/2037	1,253,841
755,000	Cox Communications, Inc., 6.750%, 3/15/2011	766,915
1,085,000	CSC Holdings, Inc., Senior Note, Series B, 7.625%, 4/01/2011	1,041,600
873,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	707,032

		3,769,388

	Metals & Mining — 0.8%
890,000	Steel Dynamics, Inc, 7.375%, 11/01/2012	814,350
710,000	United States Steel Corp., 6.650%, 6/01/2037	528,033

		1,342,383

	Mortgage Backed Securities — 4.4%
795,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	776,619
850,000	Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2, 5.334%, 9/10/2045	821,822
1,305,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	1,218,643
1,245,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PW10, Class A2, 5.270%, 12/11/2040	1,219,023
710,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	687,363
1,500,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	1,345,784
1,710,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	1,626,365

		7,695,619

	Mortgage Related — 34.9%
960,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.219%, 2/15/2041(c)	844,389
914,744	FHLMC, 4.000%, 7/01/2019	875,279
1,678,493	FHLMC, 4.500%, 12/01/2034	1,592,534
439,396	FHLMC, 5.000%, 11/01/2018	440,748
1,217,558	FHLMC 5.500%, with various maturities in 2018(d)	1,235,399
1,543,566	FHLMC, 5.949%, 11/01/2036(c)	1,555,450
178,555	FHLMC, 6.000%, 6/01/2035	181,590

Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$722,573	FNMA, 4.000%, 6/01/2019	$691,398
5,061,559	FNMA 4.500%, with various maturities from 2019 to 2035(d)	4,901,998
5,770,000	FNMA, 5.000%, 2/13/2017	5,897,875
936,694	FNMA, 5.500%, 5/01/2018	951,777
2,333,381	FNMA 6.000%, with various maturities from 2016 to 2034(d)	2,375,566
1,316,549	FNMA, 6.044%, 2/01/2037(c)	1,325,492
1,632,821	FNMA 6.500%, with various maturities from 2029 to 2036(d)	1,679,134
1,863,599	FNMA, 6.500%, 11/01/2037	1,912,934
207,551	FNMA 7.000%, with various maturities in 2030(d)	218,176
205,805	FNMA 7.500%, with various maturities from 2024 to 2032(d)	222,361
13,382,003	GNMA 5.000%, with various maturities from 2035 to 2038(d)	13,141,990
8,455,194	GNMA 5.500%, with various maturities from 2034 to 2038(d)	8,473,502
2,890,651	GNMA, 5.500%, 2/15/2037	2,897,998
5,791,987	GNMA 6.000%, with various maturities from 2029 to 2037(d)	5,888,084
637,516	GNMA 6.500%, with various maturities from 2028 to 2032(d)	656,257
360,579	GNMA 7.000%, with various maturities from 2025 to 2029(d)	380,819
121,982	GNMA 7.500%, with various maturities from 2025 to 2030(d)	131,731
60,357	GNMA, 8.000%, 11/15/2029	66,239
116,618	GNMA 8.500%, with various maturities from 2017 to 2023(d)	128,646
20,669	GNMA 9.000%, with various maturities in 2016(d)	22,593
42,682	GNMA 11.500%, with various maturities from 2013 to 2015(d)	48,703
1,800,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,762,939

		60,501,601

	Non-Captive Consumer — 0.7%
215,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	133,300
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	66,000
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	21,700
825,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	561,000
245,000	SLM Corp., MTN, 5.050%, 11/14/2014	149,450

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
$420,000	SLM Corp., MTN, 5.625%, 8/01/2033	$210,000

		1,141,450

	Non-Captive Diversified — 3.2%
20,000	CIT Group, Inc., 5.400%, 2/13/2012	11,497
207,000	CIT Group, Inc., 5.400%, 1/30/2016	100,188
396,000	CIT Group, Inc., 5.650%, 2/13/2017	193,235
395,000	CIT Group, Inc., 5.800%, 10/01/2036	180,663
34,000	CIT Group, Inc., 5.850%, 9/15/2016(b)	16,490
492,000	CIT Group, Inc., Series A, MTN, 6.000%, 4/01/2036	201,720
360,000	CIT Group, Inc., GMTN, 5.000%, 2/13/2014	203,641
338,000	CIT Group, Inc., GMTN, 5.000%, 2/01/2015	167,072
115,000	CIT Group, Inc., MTN, 5.125%, 9/30/2014	56,713
1,180,000	General Electric Capital Corp., 5.625%, 9/15/2017	1,012,735
2,910,000	GMAC LLC, 6.625%, 5/15/2012	1,232,001
930,000	GMAC LLC, 8.000%, 11/01/2031	350,868
1,430,000	HKCG Finance Ltd., 144A, 6.250%, 8/07/2018	1,406,692
335,000	International Lease Finance Corp., 5.000%, 4/15/2010	248,157
205,000	International Lease Finance Corp., 6.375%, 3/25/2013	129,460
120,000	International Lease Finance Corp., Series R, MTN, 5.300%, 5/01/2012	87,288
40,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	29,416

		5,627,836

	Oil Field Services — 0.5%
190,000	Nabors Industries, Inc., 144A, 6.150%, 2/15/2018	181,148
750,000	Weatherford International Ltd., 6.500%, 8/01/2036	646,531

		827,679

	Paper — 1.2%
565,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	456,237
755,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	622,875
735,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	646,800
365,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	317,550

		2,043,462

Principal Amount (‡)	Description	Value (†)

	Pipelines — 0.7%
$1,150,000	NGPL Pipeco LLC, 144A, 6.514%, 12/15/2012	$1,151,863

	Property & Casualty Insurance — 0.2%
475,000	Willis North America, Inc., 6.200%, 3/28/2017	412,993

	Real Estate Investment Trusts — 0.9%
195,000	Colonial Realty, LP, Senior Note, 4.750%, 2/01/2010	188,486
640,000	Colonial Realty, LP, Senior Note, 5.500%, 10/01/2015	549,965
1,250,000	iStar Financial, Inc., Senior Note, 6.000%, 12/15/2010(b)	746,875

		1,485,326

	Sovereigns — 2.1%
296,000,000	Canadian Government, 1.900%, 3/23/2009(b) (JPY)	2,795,431
925,000	Indonesia Government International Bond, 144A, 7.750%, 1/17/2038	832,500

		3,627,931

	Supranational — 1.2%
217,000,000	Inter-American Development Bank, 1.900%, 7/08/2009 (JPY)	2,055,392

	Technology — 3.6%
745,000	Corning, Inc., 7.250%, 8/15/2036	660,419
540,000	Equifax, Inc., 7.000%, 7/01/2037	455,446
1,180,000	Fiserv, Inc., 6.125%, 11/20/2012	1,144,211
1,660,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)	1,062,400
605,000	Lender Processing Services, Inc., 144A, 8.125%, 7/01/2016	589,875
85,000	Motorola, Inc., 6.500%, 9/01/2025	65,209
115,000	Motorola, Inc., 6.500%, 11/15/2028(b)	85,939
185,000	Motorola, Inc., 6.625%, 11/15/2037	134,855
295,000	Nortel Networks Corp., 6.875%, 9/01/2023	118,000
920,000	Northern Telecom Capital Corp., 7.875%, 6/15/2026	404,800
195,000	Pitney Bowes, Inc., 5.250%, 1/15/2037	179,478
870,000	Xerox Corp., 6.350%, 5/15/2018	795,268
683,000	Xerox Corp., 6.400%, 3/15/2016	636,070

		6,331,970

	Telecommunications — 0.0%
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	6,600
15,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	10,050

		16,650

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Tobacco — 0.7%
$1,185,000	Reynolds American, Inc., 7.250%, 6/15/2037	$1,133,995

	Treasuries — 11.6%
2,141,000	U.S. Treasury Bond, 4.500%, 2/15/2036(b)	2,197,535
1,790,000	U.S. Treasury Bond, 4.750%, 2/15/2037	1,914,742
1,090,000	U.S. Treasury Bond, 5.000%, 5/15/2037(b)	1,212,540
10,559,502	U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/2025	10,231,165
1,700,000	U.S. Treasury Note, 3.125%, 8/31/2013(b)	1,713,015
2,895,000	U.S. Treasury Note, 4.000%, 8/15/2018	2,936,164

		20,205,161

	Wireless — 2.1%
1,385,000	SK Telecom Co., Ltd., 144A, 6.625%, 7/20/2027	1,250,654
1,990,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,333,300
15,000	Sprint Capital Corp., 6.900%, 5/01/2019	11,625
1,420,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	965,600

		3,561,179

	Wirelines — 3.3%
2,000,000	Embarq Corp., 7.995%, 6/01/2036	1,430,220
935,000	Frontier Communications Corp., 7.875%, 1/15/2027	701,250
210,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	152,775
460,000	Qwest Corp., 6.875%, 9/15/2033	309,350
850,000	Qwest Corp., 7.250%, 9/15/2025	633,250
255,000	Qwest Corp., 7.250%, 10/15/2035	181,050
1,190,000	Qwest Corp., 7.500%, 6/15/2023	934,150
1,700,000	Telecom Italia Capital SA, 7.721%, 6/04/2038	1,408,994

		5,751,039

	Total Bonds and Notes (Identified Cost $180,827,606)	167,269,066

Shares
Preferred Stocks — 0.3%
	Thrifts & Mortgage Finance — 0.3%
256,000	Federal National Mortgage Association, 6.750%(f)	460,800
4,200	Federal National Mortgage Association, 8.250%(b)(f)	9,156

	Total Preferred Stocks (Identified Cost $1,591,500)	469,956

Shares/ Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 11.2%
10,994,292	State Street Navigator Securities Lending Prime Portfolio(e)	$10,994,292
$8,429,740	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2008 at 1.300% to be repurchased at $8,430,045 on 10/1/2008, collateralized by $8,790,000 Federal Home Loan Bank Discount Notes, Zero Coupon due 7/13/2009 valued at $8,603,213, including accrued interest (Note 2g of Notes to Financial Statements)	8,429,740

	Total Short-Term Investments (Identified Cost $19,424,032)	19,424,032

	Total Investments — 107.9% (Identified Cost $201,843,138)(a)	187,163,054
	Other assets less liabilities — (7.9)%	(13,704,968)

	Net Assets — 100%	$173,458,086

(‡)	Principal amount is in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At September 30, 2008, the net unrealized depreciation on investments based on a cost of $202,179,095 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,447,513
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(16,463,554)

	Net unrealized depreciation	$(15,016,041)

(b)	All or a portion of this security was on loan to brokers at September 30, 2008.
(c)	Variable rate security. Rate as of September 30, 2008 is disclosed.
(d)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Represents investment of securities lending collateral.
(f)	Future dividend payments have been eliminated as the issuer has been placed in Conservatorship.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,823,967 or 4.5% of net assets.

ARM	Adjustable Rate Mortgage
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note

JPY	Japanese Yen

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Net Asset Summary at September 30, 2008 (Unaudited)

Mortgage Related	34.9%
Treasuries	11.6
Government Guaranteed	4.5
Mortgage Backed Securities	4.4
Brokerage	4.0
Technology	3.6
Wirelines	3.3
Non-Captive Diversified	3.2
Banking	2.7
Asset-Backed Securities	2.5
Media Cable	2.2
Sovereigns	2.1
Wireless	2.1
Other Investments, less than 2% each	15.6
Short-Term Investments	11.2

Total Investments	107.9
Other assets less liabilities	(7.9)

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 82.0% of Net Assets
	ABS Car Loan — 0.7%
$85,000	Capital One Auto Finance Trust, Series 2006-C, Class A4, 2.518%, 5/15/2013(b)	$70,919
275,000	Capital One Auto Finance Trust, Series 2007-C, Class A3B, 2.998%, 4/16/2012(b)	252,371
100,000	Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014	84,083

		407,373

	Aerospace & Defense — 0.4%
250,000	BE Aerospace, Inc., 8.500%, 7/01/2018	242,500

	Airlines — 0.1%
62,381	Continental Airlines, Inc., Series 1997-4, Class 4B, 6.900%, 7/02/2018	51,932
27,077	Continental Airlines, Inc., Series 1999-1, Class C, 6.954%, 2/02/2011	25,317

		77,249

	Automotive — 2.9%
420,000	Ford Motor Co., 6.375%, 2/01/2029	155,400
65,000	Ford Motor Co., 6.625%, 2/15/2028	25,025
1,220,000	Ford Motor Co., 6.625%, 10/01/2028	463,600
210,000	Ford Motor Co., 7.450%, 7/16/2031	90,300
40,000	Ford Motor Co., 7.500%, 8/01/2026	16,600
550,000	Ford Motor Credit Co. LLC, 5.700%, 1/15/2010	421,210
585,000	Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	432,900

		1,605,035

	Banking — 1.8%
250,000,000	Barclays Financial LLC, 144A, 4.060%, 9/16/2010 (KRW)	210,779
400,000,000	Barclays Financial LLC, 144A, 4.470%, 12/04/2011 (KRW)	341,886
1,436,358,000	JPMorgan Chase & Co., 144A, Zero Coupon, 3/28/2011 (IDR)	113,203
500,000	Kaupthing Bank Hf, Series D, 144A, 5.750%, 10/04/2011	320,000

		985,868

	Biotechnology — 0.8%
660,000	Affymetrix, Inc., Convertible, 3.500%, 1/15/2038	462,000

	Brokerage — 1.2%
340,000	Goldman Sachs Group LP, 5.000%, 10/01/2014	283,583
175,000	Goldman Sachs Group, Inc. (The), 5.150%, 1/15/2014	143,725
350,000	Morgan Stanley, 5.375%, 10/15/2015	216,928

		644,236

Principal Amount (‡)	Description	Value (†)

	Building Materials — 0.8%
$565,000	USG Corp., 6.300%, 11/15/2016	$426,575

	Chemicals — 1.5%
450,000	Borden, Inc., 7.875%, 2/15/2023	207,000
550,000	Borden, Inc., 9.200%, 3/15/2021	275,000
130,000	Georgia Gulf Corp., 10.750%, 10/15/2016(c)	58,500
380,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029(d)	254,600

		795,100

	Construction Machinery — 1.3%
960,000	United Rentals North America, Inc., 7.000%, 2/15/2014	672,000
25,000	United Rentals North America, Inc., 7.750%, 11/15/2013(c)	19,063

		691,063

	Electric — 3.4%
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	283,125
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	131,400
165,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	132,000
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	104,300
205,000	NRG Energy, Inc., 7.375%, 1/15/2017	186,550
195,000	TXU Corp., 5.550%, 11/15/2014	145,520
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	646,430
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	227,344

		1,856,669

	Food & Beverage — 1.6%
400,000	Aramark Services, Inc., 5.000%, 6/01/2012	336,000
365,000	Dean Foods Co., 7.000%, 6/01/2016(c)	317,550
230,000	Dole Food Co., Inc., 8.625%, 5/01/2009(c)	219,650

		873,200

	Gaming — 0.5%
45,000	Harrah’s Operating Co., Inc., 5.750%, 10/01/2017	11,700
535,000	Harrah’s Operating Co., Inc., 144A, 10.750%, 2/01/2016	272,850

		284,550

	Government Guaranteed — 1.4%
28,000,000	Kreditanstalt fuer Wiederaufbau, 1.850%, 9/20/2010 (JPY)	267,709
51,000,000	Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010 (JPY)	485,481

		753,190

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Government Sponsored — 0.3%
$160,000	Federal Home Loan Mortgage Corp., 4.625%, 10/25/2012	$164,468

	Healthcare — 5.3%
425,000	Advanced Medical Optics, Inc., Convertible, 3.250%, 8/01/2026	277,312
5,000	Boston Scientific Corp., 5.450%, 6/15/2014	4,675
105,000	Boston Scientific Corp., 6.400%, 6/15/2016	99,750
95,000	Boston Scientific Corp., 7.000%, 11/15/2035	84,550
220,000	CHS/Community Health Systems, Inc., 8.875%, 7/15/2015	209,000
150,000	HCA, Inc., 5.750%, 3/15/2014	117,000
150,000	HCA, Inc., 6.250%, 2/15/2013	125,250
25,000	HCA, Inc., 6.375%, 1/15/2015	19,688
205,000	HCA, Inc., 6.500%, 2/15/2016	162,463
15,000	HCA, Inc., 7.050%, 12/01/2027	10,129
400,000	HCA, Inc., 7.190%, 11/15/2015	319,333
220,000	HCA, Inc., 7.500%, 12/15/2023	161,161
700,000	HCA, Inc., 7.500%, 11/06/2033	497,000
445,000	HCA, Inc., 7.580%, 9/15/2025	327,845
35,000	HCA, Inc., 7.690%, 6/15/2025	26,013
40,000	HCA, Inc., 7.750%, 7/15/2036	28,396
40,000	HCA, Inc., 8.360%, 4/15/2024	31,003
40,000	Invitrogen Corp., Convertible, 1.500%, 2/15/2024	36,050
245,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	166,600
190,000	Tenet Healthcare Corp., 7.375%, 2/01/2013(c)	172,900

		2,876,118

	Home Construction — 5.6%
375,000	Centex Corporation, 5.250%, 6/15/2015	275,625
350,000	D.R. Horton, Inc., 5.250%, 2/15/2015	259,000
15,000	D.R. Horton, Inc., 6.500%, 4/15/2016	11,400
410,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	360,800
385,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015(c)	219,450
365,000	K. Hovnanian Enterprises, Inc., Senior Note, 6.250%, 1/15/2016	209,875
30,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014	17,700

Principal Amount (‡)	Description	Value (†)

	Home Construction — continued
$315,000	KB Home, 5.750%, 2/01/2014(c)	$253,575
360,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	286,200
590,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	483,800
5,000	Lennar Corp., Series B, 5.125%, 10/01/2010	4,200
580,000	Lennar Corp., Series B, Guaranteed Note, 5.600%, 5/31/2015	377,000
155,000	Pulte Homes, Inc., 6.000%, 2/15/2035	110,825
230,000	Pulte Homes, Inc., 6.375%, 5/15/2033	167,900

		3,037,350

	Independent Energy — 2.8%
625,000	Chesapeake Energy Corp., 6.500%, 8/15/2017(c)	546,875
175,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	149,625
275,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	236,500
170,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	151,362
485,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	417,554

		1,501,916

	Industrial Other — 0.1%
140,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	67,200

	Media Cable — 1.5%
655,000	CSC Holdings, Inc., Senior Note, 7.625%, 7/15/2018	569,850
250,000	CSC Holdings, Inc., Senior Note, 7.875%, 2/15/2018	220,000

		789,850

	Media Non-Cable — 1.8%
25,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	7,438
50,000	Clear Channel Communications, Inc., 5.500%, 12/15/2016	14,500
475,000	Clear Channel Communications, Inc., 6.875%, 6/15/2018	144,875
465,000	Idearc, Inc., 8.000%, 11/15/2016	126,712
175,000	Intelsat Corp., 6.875%, 1/15/2028	127,750
85,000	R.H. Donnelley Corp., 6.875%, 1/15/2013	33,150
25,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013(c)	9,750
160,000	R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013(c)	62,400
615,000	R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016(c)	209,100
155,000	R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017(c)	52,700

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable — continued
$605,000	Tribune Co., 5.250%, 8/15/2015(c)	$181,500

		969,875

	Metals & Mining — 0.5%
285,000	Steel Dynamics, Inc., 7.375%, 11/01/2012	260,775

	Non-Captive Consumer — 1.3%
90,000	SLM Corp., Series A, MTN, 4.000%, 1/15/2010	70,650
20,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	12,400
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	5,500
5,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	2,500
735,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010 (NZD)	408,215
245,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	166,600
60,000	SLM Corp., MTN, 5.050%, 11/14/2014	36,600

		702,465

	Non-Captive Diversified — 4.0%
95,000	CIT Group, Inc., 4.750%, 12/15/2010	61,869
20,000	CIT Group, Inc., 5.400%, 2/13/2012	11,497
65,000	CIT Group, Inc., 5.400%, 1/30/2016	31,460
25,000	CIT Group, Inc., 5.650%, 2/13/2017	12,199
280,000	CIT Group, Inc., 5.800%, 10/01/2036	128,065
25,000	CIT Group, Inc., 5.850%, 9/15/2016	12,125
145,000	CIT Group, Inc., GMTN, 5.000%, 2/13/2014	82,022
65,000	CIT Group, Inc., GMTN, 5.000%, 2/01/2015	32,129
105,000	CIT Group, Inc., MTN, 5.125%, 9/30/2014	51,781
1,300,000	General Electric Capital Corp., Series A, MTN, 2.960%, 5/18/2012 (SGD)	887,064
25,000	GMAC LLC, 4.750%, 9/14/2009 (EUR)	22,525
630,000	GMAC LLC, 6.000%, 12/15/2011	280,123
330,000	GMAC LLC, 6.625%, 5/15/2012	139,711
40,000	GMAC LLC, 8.000%, 11/01/2031(c)	15,091
75,000	GMAC LLC, EMTN, 5.375%, 6/06/2011 (EUR)	44,346
195,000	GMAC LLC, EMTN, 5.750%, 9/27/2010 (EUR)	123,534
565,000	GMAC LLC, MTN, 6.750%, 12/01/2014	216,855
80,000	iStar Financial, Inc., 5.850%, 3/15/2017	39,200

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$10,000	iStar Financial, Inc., 5.875%, 3/15/2016	$4,900
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	7,800

		2,204,296

	Oil & Gas — 0.4%
240,000	SandRidge Energy, Inc., 144A, 8.000%, 6/01/2018	206,400

	Packaging — 0.5%
135,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018(c)	130,950
180,000	Stone Container Finance, 7.375%, 7/15/2014(c)	138,600

		269,550

	Paper — 3.4%
485,000	Bowater, Inc., 6.500%, 6/15/2013(c)	186,725
75,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	59,250
155,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	125,162
375,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	309,375
270,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	237,600
530,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	461,100
110,000	Jefferson Smurfit Corp., 7.500%, 6/01/2013(c)	89,100
485,000	Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017(c)	378,300

		1,846,612

	Pharmaceuticals — 6.2%
640,000	Elan Finance PLC, 8.875%, 12/01/2013	537,600
1,155,000	Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	1,045,275
127,000	EPIX Pharmaceuticals, Inc., Senior Note, Convertible, 3.000%, 6/15/2024	63,500
540,000	Human Genome Sciences, Inc., Converitble, 2.250%, 8/15/2012	360,450
245,000	Incyte Corp., Convertible, 3.500%, 2/15/2011	224,481
96,000	Nektar Therapeutics, Convertible, 3.250%, 9/28/2012	48,360
190,000	Valeant Pharmaceuticals International, Subordinated Note, Convertible, 3.000%, 8/16/2010	179,550
505,000	Valeant Pharmaceuticals International, Subordinated Note, Convertible, 4.000%, 11/15/2013	472,806
305,000	Vertex Pharmaceuticals, Inc., Convertible, 4.750%, 2/15/2013	460,169

		3,392,191

	Pipelines — 0.6%
415,000	El Paso Corp., 6.950%, 6/01/2028	327,682

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Property & Casualty Insurance — 0.0%
$30,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 144A, 14.000%, 1/15/2033(c)	$15,900

	REITs — 0.9%
600,000	Host Hotels & Resorts, Inc., Convertible, 144A, 2.625%, 4/15/2027	465,000

	Refining — 0.2%
150,000	Petroplus Finance Ltd., 144A, 6.750%, 5/01/2014	126,750

	Retailers — 2.4%
500,000	Blockbuster, Inc., 9.000%, 9/01/2012(c)	357,500
250,000	Dillard’s, Inc., 6.625%, 1/15/2018(c)	155,000
105,000	Dillard’s, Inc., 7.130%, 8/01/2018	66,675
30,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	23,653
1,070,000	Toys R Us, Inc., 7.375%, 10/15/2018	695,500
20,000	Toys R Us, Inc., 7.875%, 4/15/2013	15,600

		1,313,928

	Sovereigns — 3.6%
44,200(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023 (MXN)	387,892
148,500(††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012 (MXN)	1,389,693
4,199,735	Republic of Uruguay, 4.250%, 4/05/2027 (UYU)	181,794

		1,959,379

	Supermarkets — 2.1%
190,000	Albertson’s, Inc., 7.750%, 6/15/2026	174,642
750,000	Albertson’s, Inc., Senior Note, 7.450%, 8/01/2029	667,072
130,000	Albertson’s, Inc., Senior Note, 8.000%, 5/01/2031	120,478
245,000	Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	198,498

		1,160,690

	Supranational — 3.0%
9,210,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013 (IDR)(e)	583,267
700,000	Inter-American Development Bank, 11.500%, 2/05/2009 (ISK)	6,569
1,900,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/11/2009 (BRL)	888,644
13,400,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010 (ISK)	126,039
800,000	Nordic Investment Bank, EMTN, 11.250%, 4/16/2009 (ISK)	7,571

		1,612,090

	Technology — 5.5%
300,000	Affiliated Computer Services, Inc., 5.200%, 6/01/2015	242,250

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$205,000	Amkor Technology, Inc., 7.750%, 5/15/2013	$175,275
325,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016(c)	208,000
345,000	JDS Uniphase Corp., Convertible, 1.000%, 5/15/2026	228,131
330,000	Kulicke & Soffa Industries, Inc., Convertible, 0.875%, 6/01/2012	225,638
35,000	Kulicke & Soffa Industries, Inc., Convertible, 1.000%, 6/30/2010	27,431
1,040,000	Lucent Technologies, Inc., 6.450%, 3/15/2029	634,400
175,000	Lucent Technologies, Inc., 6.500%, 1/15/2028	106,750
243,000	Maxtor Corp., Subordinated Note, Convertible, 5.750%, 3/01/2012(d)	223,560
280,000	Nortel Networks Corp., Convertible, 2.125%, 4/15/2014	134,050
580,000	Nortel Networks Ltd., 6.875%, 9/01/2023(c)	232,000
300,000	Nortel Networks Ltd., 10.125%, 7/15/2013	191,250
340,000	Northern Telecom Capital Corp., 7.875%, 6/15/2026	149,600
205,000	Seagate Technology HDD Holdings, 6.800%, 10/01/2016	179,375
85,000	Unisys Corp., Senior Note, 8.000%, 10/15/2012	68,850

		3,026,560

	Telecommunications — 0.0%
30,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	19,800
5,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014 $	3,350

		23,150

	Textile — 0.4%
375,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	234,375

	Transportation Services — 0.9%
275,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(d)	206,250
300,000	Overseas Shipholding Group, Senior Note, 7.500%, 2/15/2024	265,500

		471,750

	Wireless — 1.7%
5,000	ALLTEL Corp., 6.800%, 5/01/2029	4,537
440,000	ALLTEL Corp., 7.875%, 7/01/2032	436,700
230,000	NII Holdings, Inc., Convertible, 3.125%, 6/15/2012	170,200
193,000	Sprint Capital Corp., 6.875%, 11/15/2028	129,310
70,000	Sprint Capital Corp., 6.900%, 5/01/2019	54,250
200,000	True Move Co. Ltd., 144A, 10.375%, 8/01/2014	133,460

		928,457

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Wirelines — 8.6%
255,000	Bell Canada, Series M-17, 6.100%, 3/16/2035 (CAD)	$174,411
5,000	Bell Canada, 144A, 6.550%, 5/01/2029 (CAD)	3,572
65,000	Cincinnati Bell Telephone Co., 6.300%, 12/01/2028	46,150
250,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014	217,500
410,000	Embarq Corp., 7.995%, 6/01/2036	293,195
255,000	Fairpoint Communications, Inc., 144A, 13.125%, 4/01/2018	232,050
95,000	Frontier Communications Corp., 7.000%, 11/01/2025	57,950
130,000	Frontier Communications Corp., 7.125%, 3/15/2019	103,350
400,000	Frontier Communications Corp., 7.875%, 1/15/2027	300,000
80,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(c)	11,200
490,000	Level 3 Communications, Inc., Convertible, 2.875%, 7/15/2010	385,263
45,000	Level 3 Communications, Inc., Convertible, 3.500%, 6/15/2012	31,781
350,000	Level 3 Communications, Inc., Convertible, 6.000%, 9/15/2009	329,000
320,000	Level 3 Communications, Inc., Convertible, 6.000%, 3/15/2010	280,000
720,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	522,000
125,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	94,375
1,890,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	1,379,700
375,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	260,625

		4,722,122

	Total Bonds and Notes (Identified Cost $53,056,015)	44,781,507

Bank Loans — 0.6%
	Consumer Products — 0.0%
24,936	Mega Bloks, Inc., Term Loan B, 8.750%, 7/26/2012(f)	19,450

	Food & Beverage — 0.0%
1,306	Dole Food Co., Inc., LOC, 4.788%, 4/12/2013(f)	1,145
876	Dole Food Co., Inc., Term Loan, 4.738%, 4/12/2013(f)	769
4,624	Dole Food Co., Inc., Tranche C Term Loan, 4.795%, 4/12/2013(f)	4,055

		5,969

	Media Non-Cable — 0.5%
114,519	Idearc, Inc., Term Loan B, 5.767%, 11/17/2014(f)	68,282
224,012	Tribune Co., Tranche X, 5.541%, 6/04/2009(f)	207,490

		275,772

Principal Amount (‡)	Description	Value (†)

	Wireless — 0.1%
$35,000	Hawaiian Telcom Communications, Inc., Term Loan C, 6.262%, 6/01/2014(f)	$24,075

	Total Bank Loans (Identified Cost $361,233)	325,266

Shares
Common Stocks — 1.4%
	Biotechnology — 0.5%
8,147	Vertex Pharmaceuticals, Inc.(g)	270,806

	Chemicals — 0.4%
11,695	Hercules, Inc.(c)	231,444

	Household Durables — 0.1%
1,775	KB Home(c)	34,932

	Pharmaceuticals — 0.4%
6,875	Merck & Co., Inc.	216,975

	Thrifts & Mortgage Finance — 0.0%
5,500	Federal Home Loan Mortgage Corp.(c)	9,405

	Total Common Stocks (Identified Cost $780,419)	763,562

Shares
Preferred Stocks — 2.1%
	Automobiles — 0.1%
5,816	General Motors Corp., Convertible, 6.250%	46,528

	Banking — 0.1%
3,732	Sovereign Capital Trust IV, Convertible, 4.375%	85,650

	Electric Utilities — 0.4%
6,475	AES Trust III, Convertible, 6.750%	248,316

	Machinery — 0.1%
2,550	United Rentals Trust I, Convertible, 6.500%	56,100

	Oil, Gas & Consumable Fuels — 0.6%
9,500	El Paso Energy Capital Trust I, Convertible, 4.750%	316,469

	Technology — 0.7%
799	Lucent Technologies Capital Trust I, Convertible, 7.750%	371,255

	Thrifts & Mortgage Finance — 0.1%
300	Federal Home Loan Mortgage Corp., 5.000%(g)(i)	540
7,900	Federal Home Loan Mortgage Corp., 5.570%(g)(i)	7,821
2,850	Federal Home Loan Mortgage Corp., 5.660%(g)(i)	3,562
1,000	Federal Home Loan Mortgage Corp., 5.700%(g)(i)	1,870
1,800	Federal Home Loan Mortgage Corp., 5.790%(g)(i)	3,600
650	Federal Home Loan Mortgage Corp., 5.810%(g)(i)	1,138
1,400	Federal Home Loan Mortgage Corp., 5.900%(g)(i)	1,750
350	Federal Home Loan Mortgage Corp., 6.000%(c)(g)(i)	630

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Shares	Description	Value (†)

	Thrifts & Mortgage Finance — continued
600	Federal Home Loan Mortgage Corp., 6.420%(g)(i)	$1,080
1,350	Federal Home Loan Mortgage Corp., 6.550%(g)(i)	1,458
7,400	Federal Home Loan Mortgage Corp., 8.375%(g)(i)	12,062
1,200	Federal National Mortgage Association, 4.750%(c)(i)	3,720
200	Federal National Mortgage Association, 5.125%(i)	700
400	Federal National Mortgage Association, 5.375%(i)	1,320
350	Federal National Mortgage Association, 5.810%(i)	1,260
550	Federal National Mortgage Association, 6.750%(i)	990
10,250	Federal National Mortgage Association, 8.250%(c)(i)	22,345

		65,846

	Total Preferred Stocks (Identified Cost $2,087,944)	1,190,164

Closed-End Investment Companies — 0.1%
3,835	Morgan Stanley Emerging Markets Debt Fund, Inc.	27,727
2,175	Western Asset High Income Opportunity Fund, Inc.	9,440

	Total Closed-End Investment Companies (Identified Cost $45,443)	37,167

Shares/ Principal Amount (‡)
Short-Term Investments — 19.1%
3,523,267	State Street Navigator Securities Lending Prime Portfolio(h)	3,523,267
$1,851	Repurchase Agreement with State Street Corp., dated 9/30/2008 at 1.300% to be repurchased at $1,851 on 10/01/2008, collateralized by $5,000 Federal Home Loan Bank, 5.300% due 10/03/2012 valued at $5,130 including accrued interest ( Note 2g of Notes to Financial Statements)	1,851
6,915,794	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2008 at 1.300% to be repurchased at $6,916,044 on 10/01/2008, collateralized by $6,935,000 Federal National Mortgage Association, 4.330% due 7/28/2011 valued at $7,056,363, including accrued interest (Note 2g of Notes to Financial Statements)	6,915,794

	Total Short-Term Investments (Identified Cost $10,440,912)	10,440,912

	Total Investments — 105.3% (Identified Cost $66,771,966)(a)	57,538,578
	Other assets less liabilities — (5.3)%	(2,917,458)

	Net Assets — 100%	$54,621,120

(‡)	Principal amount is in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Federal Tax Information:
At September 30, 2008, the net unrealized depreciation on investments based on a cost of $66,813,988 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,169,888
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,445,298)

	Net unrealized depreciation	$(9,275,410)

(b)	Variable rate security. Rate as of September 30, 2008 is disclosed.
(c)	All or a portion of this security was on loan to brokers at September 30, 2008.
(d)	Illiquid security. At September 30, 2008, the value of these securities amounted to $684,410 or 1.3% of net assets.
(e)	All or a portion of this security is held as collateral for open forward contracts.
(f)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2008.
(g)	Non-income producing security.
(h)	Represents investment of securities lending collateral.
(i)	Future dividend payments have been eliminated as the issuer has been placed in Conservatorship.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At September 30, 2008, the value of these securities amounted to $3,328,817 or 6.1% of net assets.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LOC	Letter of Credit
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar
UYU	Uruguayan Peso

At September 30, 2008, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Value	Unrealized Appreciation (Depreciation)
Buy	12/17/2008	Euro	45,000	$63,556	$(79)
Sell	12/17/2008	Euro	180,000	254,223	1,714

Total					$1,635

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Net Asset Summary at September 30, 2008 (Unaudited)

Wirelines	8.6%
Pharmaceuticals	6.6
Technology	6.2
Home Construction	5.6
Healthcare	5.3
Non-Captive Diversified	4.0
Sovereigns	3.6
Electric	3.4
Paper	3.4
Supranational	3.0
Automotive	2.9
Independent Energy	2.8
Retailers	2.4
Media Non-Cable	2.3
Supermarkets	2.1
Other Investments, less than 2% each	24.0
Short-Term Investments	19.1

Total Investments	105.3
Other assets less liabilities (including open Forward Foreign Currency Contracts)	(5.3)

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 97.0% of Net Assets
Non-Convertible Bonds — 97.0%
	Australia — 0.4%
70,000	New South Wales Treasury Corp., 7.000%, 12/01/2010, (AUD)	$56,612

	Austria — 2.6%
34,000,000	Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010, (JPY)	323,654

	Belgium — 10.1%
110,000	Kingdom of Belgium, 3.750%, 3/28/2009, (EUR)	154,653
740,000	Kingdom of Belgium, 5.500%, 9/28/2017, (EUR)	1,114,571

		1,269,224

	Canada — 2.6%
40,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	27,359
50,000	Bombardier, Inc., 144A, 7.250%, 11/15/2016, (EUR)	63,351
255,000	Canadian Government, 4.250%, 9/01/2009, (CAD)	242,727

		333,437

	Cayman Islands — 0.4%
60,000	DASA Finance Corp., 144A, 8.750%, 5/29/2018	50,400

	France — 4.2%
45,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	50,998
50,000	Credit Agricole SA, 5.971%, 2/01/2018, (EUR)	68,414
35,000	France Telecom SA, EMTN, 3.625%, 10/14/2015, (EUR)	42,030
40,000	Lafarge SA, EMTN, 4.750%, 3/23/2020, (EUR)	42,583
50,000	Lafarge SA, EMTN, 5.375%, 6/26/2017, (EUR)	58,717
20,000	PPR, EMTN, 4.000%, 1/29/2013, (EUR)	25,678
50,000	Societe Generale, EMTN, 5.250%, 3/28/2013, (EUR)	68,994
35,000	Veolia Environnement, EMTN, 5.125%, 5/24/2022, (EUR)	43,181
10,000	Vivendi, 3.875%, 2/15/2012, (EUR)	13,263
50,000	Vivendi, 4.500%, 10/03/2013, (EUR)	63,619
50,000	Wendel, 4.875%, 5/26/2016, (EUR)	50,021

		527,498

	Germany — 21.7%
50,000	Bertelsmann AG, 3.625%, 10/06/2015, (EUR)	58,862
125,000	Hypothekenbank in Essen AG, 3.000%, 9/28/2009, (EUR)	173,016
21,000,000	Kreditanstalt fuer Wiederaufbau, 1.350%, 1/20/2014, (JPY)	198,073

Principal Amount (‡)	Description	Value (†)

	Germany — continued
11,000,000	Kreditanstalt fuer Wiederaufbau, 1.750%, 3/23/2010, (JPY)	$104,745
10,000,000	Kreditanstalt fuer Wiederaufbau, 1.850%, 9/20/2010, (JPY)	95,610
24,000,000	Kreditanstalt fuer Wiederaufbau, 2.050%, 2/16/2026, (JPY)	219,582
185,000	Kreditanstalt fuer Wiederaufbau, 2.500%, 10/11/2010, (EUR)(b)	252,544
5,000,000	Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037, (JPY)	47,530
235,000	Muenchener Hypothekenbank eG, 5.000%, 1/16/2012, (EUR)	333,358
660,000	Republic of Germany, 3.750%, 1/04/2017, (EUR)(b)	913,520
265,000	Republic of Germany, 4.000%, 1/04/2037, (EUR)	337,596

		2,734,436

	Ireland — 2.2%
30,000,000	Depfa ACS Bank, Series 686, 1.650%, 12/20/2016, (JPY)	273,709

	Italy — 0.4%
50,000	Finmeccanica SpA, 4.875%, 3/24/2025, (EUR)	56,615

	Japan — 5.5%
18,000,000	Development Bank of Japan, 1.750%, 6/21/2010, (JPY)	171,507
15,000,000	Japan Finance Corp. for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	142,660
20,000,000	Japan Finance Corp. for Municipal Enterprises, 1.900%, 6/22/2018, (JPY)	192,790
21,299,200	Japan Government, 0.800%, 3/10/2016, (JPY)	187,889

		694,846

	Mexico — 0.7%
10,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	87,758

	Netherlands — 1.0%
50,000	Cemex Finance Europe BV, 4.750%, 3/05/2014, (EUR)	54,028
50,000	Koninklijke (Royal) KPN NV, GMTN, 4.750%, 1/17/2017, (EUR)	61,014
10,000	Wolters Kluwer NV, 5.125%, 1/27/2014, (EUR)	13,239

		128,281

	Singapore — 1.0%
175,000	Government of Singapore, 3.625%, 7/01/2011, (SGD)	127,789

	Spain — 2.7%
23,000,000	Instituto de Credito Oficial, EMTN, 0.800%, 9/28/2009, (JPY)	215,993
100,000	Santander Issurance SA, EMTN, (fixed rate to 5/29/14, variable rate thereafter), 4.750%, 5/29/2019, (EUR)	122,037

		338,030

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF  INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Supranational — 13.9%
87,100,000	European Investment Bank, 1.400%, 6/20/2017, (JPY)	$813,219
921,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	58,327
43,000,000	Inter-American Development Bank, 1.900%, 7/08/2009, (JPY)	407,290
50,000,000	Nordic Investment Bank, 1.700%, 4/27/2017, (JPY)(b)	478,530

		1,757,366

	Sweden — 1.0%
100,000	Telefonaktiebolaget LM Ericsson, EMTN, 5.375%, 6/27/2017, (EUR)(b)	121,862

	Switzerland — 0.6%
50,000	Credit Suisse London, EMTN, 6.125%, 8/05/2013, (EUR)	70,896

	United Arab Emirates — 0.6%
100,000	DP World Ltd., 144A, 6.850%, 7/02/2037	73,877

	United Kingdom — 10.6%
50,000	BAT International Finance PLC, EMTN, 5.375%, 6/29/2017, (EUR)	63,356
50,000	BP Capital Markets PLC, EMTN, 5.750%, 2/26/2010, (GBP)	89,406
50,000	BSKYB Finance UK PLC, EMTN, 5.750%, 10/20/2017, (GBP)	78,790
100,000	Imperial Tobacco Finance PLC, EMTN, 4.375%, 11/22/2013, (EUR)	122,987
65,000	Lloyds TSB Group PLC, 5.875%, 7/08/2014, (EUR)	90,556
50,000	Network Rail MTN Finance PLC, EMTN, 4.875%, 3/06/2009, (GBP)	89,027
100,000	Standard Chartered Bank, Series 17, 5.875%, 9/26/2017, (EUR)	123,812
195,000	United Kingdom Treasury, 4.000%, 9/07/2016, (GBP)	339,803
75,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	127,105
50,000	United Kingdom Treasury, 4.750%, 3/07/2020, (GBP)	89,888
100,000	Vodafone Group PLC, EMTN, 5.375%, 6/06/2022, (EUR)	126,871

		1,341,601

	United States — 14.8%
50,000	3M Co., 5.000%, 7/14/2014, (EUR)	68,203
25,000	Ahold Finance USA, Inc., EMTN, 6.500%, 3/14/2017, (GBP)	42,163
60,000	Albertson’s, Inc., Senior Note, 8.000%, 5/01/2031(b)	55,605
100,000	AT&T, Inc., EMTN, 6.125%, 4/02/2015, (EUR)	137,374
50,000	Bristol-Myers Squibb Co., 4.625%, 11/15/2021, (EUR)	60,166
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	68,850

Principal Amount (‡)	Description	Value (†)

	United States — continued
$60,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	$52,500
50,000	CIT Group, Inc., EMTN, 3.800%, 11/14/2012, (EUR)	37,987
50,000	CIT Group, Inc., GMTN, 4.250%, 9/22/2011, (EUR)	42,043
60,000	CSX Corp., 5.600%, 5/01/2017(b)	52,259
60,000	Frontier Communications Corp., 6.250%, 1/15/2013	56,175
10,000,000	General Electric Capital Corp., GMTN, 1.450%, 11/10/2011, (JPY)	85,334
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	69,148
45,000	HCA, Inc., 8.360%, 4/15/2024	34,879
60,000	Host Hotels & Resorts LP, 6.375%, 3/15/2015	48,750
100,000	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011	65,600
50,000	Kraft Foods, Inc., 6.250%, 3/20/2015, (EUR)	68,405
25,000	Lehman Brothers Holdings, Inc., EMTN, 5.000%, 1/26/2010, (GBP)(c)	4,889
75,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	54,375
100,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	77,107
50,000	Morgan Stanley, 3.750%, 3/01/2013, (EUR)	43,968
25,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	29,919
75,000	Motorola, Inc., 6.625%, 11/15/2037	54,671
50,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	61,239
100,000	Pfizer, Inc., 4.750%, 12/15/2014, (EUR)	138,277
50,000	Philip Morris International, Inc., GMTN, 5.875%, 9/04/2015, (EUR)	68,665
70,000	Qwest Corp., 6.875%, 9/15/2033	47,075
70,000	SLM Corp., 4.500%, 7/26/2010	53,200
100,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	126,007
50,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	65,623

		1,870,456

	Total Bonds and Notes (Identified Cost $13,244,011)	12,238,347

Short-Term Investments — 1.6%
208,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2008 at 1.300% to be repurchased at $208,008 on 10/01/2008, collateralized by $210,000 Federal Home Loan Mortgage Corp., 5.400% due 6/04/2012 valued at $216,796 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $208,000)	208,000

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF  INVESTMENTS (continued)

Investments as of September 30, 2008

	Total Investments — 98.6% (Identified Cost $13,452,011)(a)	$12,446,347
	Other assets less liabilities —1.4%	171,000

	Net Assets — 100%	$12,617,347

(‡)	Principal amount is in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2008, the net unrealized depreciation on investments based on a cost of $13,469,839 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$36,232
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,059,724)

	Net unrealized depreciation	$(1,023,492)

(b)	All or a portion of this security is held as collateral for open forward foreign currency contracts.
(c)	Issuer has filed for bankruptcy

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the value of these securities amounted to $311,555 or 2.5% of net assets.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
SGD	Singapore Dollar

At September 30, 2008, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Value	Unrealized Appreciation (Depreciation)
Sell	12/17/2008	Canadian Dollar	300,000	$282,578	$(1,869)
Buy	6/15/2009	Chinese Yuan Renminbi	800,000	115,300	(6,987)
Sell	6/15/2009	Chinese Yuan Renminbi	800,000	115,300	4,921
Buy	12/17/2008	Euro	412,000	581,888	(4,862)
Buy	12/17/2008	Euro	50,000	70,617	82
Buy	12/17/2008	Icelandic Krona	5,500,000	51,333	(8,024)

Total					$(16,739)

At September 30, 2008, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency	Receive/In Exchange For	Net Unrealized Depreciation
12/17/2008	Euro 64,000	Icelandic Krona 8,050,496	$(15,253)

Net Asset Summary at September 30, 2008 (Unaudited)

Sovereigns	31.9%
Banking	15.2
Supranational	13.9
Government Guaranteed	7.1
Telecommunications	3.7
Finance Other	2.2
Tobacco	2.0
Other Investments, less than 2% each	21.0
Short-Term Investments	1.6

Total Investments	98.6
Other assets less liabilities (including open Forward Foreign Currency Contracts)	1.4

Net Assets	100.0%

Currency Exposure at September 30, 2008 as a Percentage of Net Assets (Unaudited)

Euro	46.6%
Japanese Yen	31.4
British Pound	8.7
United States Dollar	7.2
Canadian Dollar	2.1
Other, less than 2% each	2.6

Total Investments	98.6
Other assets less liabilities (including open Forward Foreign Currency Contracts)	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2008

Principal Amount	Description	Value (†)

Bonds and Notes — 86.9% of Net Assets
	ABS Credit Card — 2.7%
$1,150,000	Capital One Multi-Asset Execution Trust, Series 2008-A6, Class A6, 3.588%, 3/17/2014(b)	$1,126,957
2,000,000	Citibank Credit Card Issuance Trust, Series 2008-A3, Class A3, 3.628%, 5/18/2011(b)	1,996,602
600,000	Discover Card Master Trust, Series 2008-A3, Class A3, 5.100%, 10/15/2013	586,031

		3,709,590

	Asset-Backed Securities — 3.5%
404,108	Americredit Automobiles Receivables Trust, Series 2007-DF, Class A2A, 5.660%, 1/06/2011	403,619
339,627	Americredit Prime Automobile, Series 2007-2M, Class A2B, 2.867%, 11/08/2010(b)	335,994
423,022	CNH Equipment Trust, Series 2007-B, Class A2A, 5.460%, 6/15/2010	424,265
1,035,000	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	743,234
1,651,325	Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021	1,500,449
111,263	Residential Funding Mortgage Securities II, Series 2004-HI3, Class A4, 4.630%, 1/25/2020	108,178
660,000	Residential Funding Mortgage Securities II, Series 2005-HI3, Class A4, 5.490%, 9/25/2035	619,973
824,631	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028	785,409

		4,921,121

	Automotive — 1.8%
380,000	Honda Auto Receivables Owner Trust, Series 2008-1, Class A2, 3.770%, 9/20/2010	375,665
565,000	Merrill Auto Trust Securitization, Series 2008-1, Class 3A3, 5.500%, 3/15/2012	553,422
425,000	Nissan Auto Receivables Owner Trust, Series 2008-B, Class A3, 4.460%, 4/16/2012	410,738
1,088,566	USAA Auto Owner Trust, Series 2008-1, Class A2, 4.270%, 10/15/2010	1,088,155

		2,427,980

	Collateralized Mortgage Obligation — 0.1%
146,512	Federal Home Loan Mortgage Corporation, Series 3145, Class KA, 5.000%, 8/15/2024	147,578

	Hybrid ARMs — 1.6%
675,796	JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 5.924%, 1/25/2037(b)	659,024
1,840,552	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.588%, 7/25/2035(b)	1,610,197

		2,269,221

	Mortgage Backed Securities — 2.0%
1,400,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.768%, 6/10/2046(b)	1,265,379
1,560,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A2, 5.479%, 11/10/2039	1,495,970

		2,761,349

Principal Amount	Description	Value (†)

	Mortgage Related — 70.6%
$3,000,000	Federal Home Loan Banks, 3.375%, 10/20/2010	$3,002,334
4,200,000	Federal Home Loan Bank, 3.625%, 11/14/2008	4,202,562
4,500,000	Federal Home Loan Banks, 3.625%, 9/16/2011	4,500,842
6,500,000	FHLMC, 3.875%, 6/29/2011	6,588,783
1,600,000	FHLMC, 4.125%, 10/18/2010	1,631,459
778,006	FHLMC, 4.500%, 5/01/2034	738,163
8,209,184	FHLMC, 5.000%, with various maturities from 2019 to 2030(c)	8,192,732
5,100,000	FHLMC, 5.500%, 9/15/2011	5,396,269
5,141,083	FHLMC, 6.000%, with various maturities from 2019 to 2021(c)	5,236,648
8,680,156	FHLMC, 6.500%, with various maturities from 2014 to 2034(c)	8,960,702
214,793	FHLMC, 7.000%, 2/01/2016	226,844
28,844	FHLMC, 7.500%, with various maturities from 2012 to 2026(c)	30,303
15,066	FHLMC, 8.000%, 9/01/2015	16,076
5,155	FHLMC, 10.000%, 7/01/2019	5,928
179,116	FHLMC, 11.500%, with various maturities from 2015 to 2020(c)	196,630
11,652,716	FNMA, 4.000%, with various maturities from 2018 to 2019(c)	11,236,661
1,013,649	FNMA, 4.500%, 9/01/2019	995,574
3,500,000	FNMA, 5.000%, 10/15/2011	3,657,059
2,240,948	FNMA, 5.500%, with various maturities from 2017 to 2036(c)	2,249,382
17,819,422	FNMA, 6.000%, with various maturities from 2017 to 2034(c)	18,169,758
3,003,246	FNMA, 6.039%, 2/01/2037(b)	3,023,646
6,174,892	FNMA, 6.500%, with various maturities from 2017 to 2037(c)	6,350,264
600,000	FNMA, 6.625%, 9/15/2009	618,516
278,771	FNMA, 7.000%, 12/01/2022	294,040
455,678	FNMA, 7.500%, with various maturities from 2015 to 2032(c)	487,927
76,612	FNMA, 8.000%, with various maturities from 2015 to 2016(c)	81,260
113,673	GNMA, 6.000%, 12/15/2031	115,809
424,455	GNMA, 6.500%, 5/15/2031	436,361
323,657	GNMA, 7.000%, 10/15/2028	341,255

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$2,012	GNMA, 9.000%, with various maturities from 2008 to 2009(c)	$2,035
1,965	GNMA, 9.500%, 8/15/2009	2,022
6,146	GNMA, 12.500%, with various maturities from 2014 to 2015(c)	7,186
62,584	GNMA, 16.000%, with various maturities from 2011 to 2012(c)	72,365
27,955	GNMA, 17.000%, with various maturities in 2011(c)	32,352
985,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	964,720

		98,064,467

	Treasuries — 4.6%
4,360,000	U.S. Treasury Notes, 3.625%, 12/31/2012(d)	4,511,240
1,740,000	U.S. Treasury Notes, 4.500%, 11/30/2011(d)	1,849,157

		6,360,397

	Total Bonds and Notes (Identified Cost $121,986,345)	120,661,703

Shares/ Principal Amount
Short-Term Investments — 16.9%
1,085,429	State Street Navigator Securities Lending Prime Portfolio(e)	1,085,429
$3,700,000	Federal Home Loan Bank, Discount Notes, 2.380%, 3/4/2009(f)	3,653,310
3,680,000	Federal Home Loan Mortgage Corp., Discount Notes, 2.380%, 3/9/2009(f)	3,632,053
4,600,000	Federal National Mortgage Association, Discount Notes, 2.760%, 2/2/2009(f)	4,553,259
10,608,327	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2008 at 1.300% to be repurchased at $10,608,710 on 10/01/2008, collateralized by $10,715,000 Federal Home Loan Bank, 3.750% due 8/18/2009 valued at $10,822,150 including accrued interest (Note 2g of Notes to Financial Statements)	10,608,327

	Total Short-Term Investments (Identified Cost $23,553,672)	23,532,378

	Total Investments — 103.8% (Identified Cost $145,540,017)(a)	144,194,081
	Other assets less liabilities — (3.8)%	(5,326,798)

	Net Assets — 100%	$138,867,283

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2008, the net unrealized depreciation on investments based on a cost of $145,617,308 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$214,844
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,638,071)

	Net unrealized depreciation	$(1,423,227)

(b)	Variable rate security. Rate as of September 30, 2008 is disclosed.
(c)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Schedule of Investments.
(d)	All or a portion of this security was on loan to brokers at September 30, 2008.
(e)	Represents investment of securities lending collateral.
(f)	Rate represents discount rate at time of purchase.

ARM	Adjustable Rate Mortgage
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

Net Asset Summary at September 30, 2008 (Unaudited)

Mortgage Related	70.6%
Treasuries	4.6
Asset-Backed Securities	3.5
ABS Credit Card	2.7
Mortgage Backed Securities	2.0
Other Investments, less than 2% each	3.5
Short-Term Investments	16.9

Total Investments	103.8
Other assets less liabilities	(3.8)

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 92.2% of Net Assets
Non-Convertible Bonds — 87.3%
	ABS Credit Card — 0.7%
$80,700,000	Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014	$70,122,191

	Aerospace & Defense — 0.1%
1,380,000	Bombardier, Inc., 144A, 6.300%, 5/01/2014	1,283,400
2,795,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	2,332,515
11,700,000	Bombardier, Inc., 144A, 7.450%, 5/01/2034	10,881,000

		14,496,915

	Airlines — 1.4%
825,000	American Airlines, Inc., Series 1999-1, Class B, 7.324%, 4/15/2011	783,750
673,443	American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011	508,450
16,802,000	Continental Airlines, Inc., Series B, 6.903%, 4/19/2022	11,929,420
5,589,326	Continental Airlines, Inc., Series 1997-4, Class 4B, 6.900%, 7/02/2018	4,653,114
5,653,378	Continental Airlines, Inc., Series 1998-1, Class 1B, 6.748%, 9/15/2018	4,522,702
6,519,752	Continental Airlines, Inc., Series 1999-1, Class B, 6.795%, 2/02/2020	4,922,413
1,748,369	Continental Airlines, Inc., Series 1999-1, Class C, 6.954%, 2/02/2011	1,634,725
4,159,411	Continental Airlines, Inc., Series 1999-2, Class B, 7.566%, 9/15/2021	3,369,123
7,452,827	Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019	5,924,997
2,549,134	Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017	1,911,850
235,419	Continental Airlines, Inc., Series 96-A, 6.940%, 4/15/2015	219,528
5,442,198	Continental Airlines, Inc., Series 971A, 7.461%, 10/01/2016	4,734,712
17,945,000	Continental Airlines, Inc., Series A, 5.983%, 4/19/2022	13,817,650
934,936	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	729,250
9,589,511	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	6,520,867
32,444,801	Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014	23,684,705
26,990,000	Northwest Airlines, Inc., Series 07-1, Class B, 8.028%, 11/01/2017(b)	16,733,800
1,500,000	Qantas Airways Ltd., 144A, 5.125%, 6/20/2013	1,409,144
32,710,000	Qantas Airways Ltd., 144A, 6.050%, 4/15/2016	29,944,729
19,114,804	United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 1/02/2024	14,144,955

		152,099,884

	Automotive — 1.9%
1,853,000	Cummins, Inc., 6.750%, 2/15/2027	1,661,192

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$2,145,000	Cummins, Inc., 7.125%, 3/01/2028	$2,052,699
6,500,000	FCE Bank PLC, Series E, MTN, 7.125%, 1/16/2012, (EUR)	6,130,970
4,500,000	FCE Bank PLC, Series E, MTN, 7.125%, 1/15/2013, (EUR)	4,117,816
17,816,000	Ford Motor Co., 6.375%, 2/01/2029	6,591,920
1,705,000	Ford Motor Co., 6.500%, 8/01/2018	699,050
500,000	Ford Motor Co., 6.625%, 2/15/2028	192,500
73,114,000	Ford Motor Co., 6.625%, 10/01/2028	27,783,320
1,940,000	Ford Motor Co., 7.125%, 11/15/2025(b)	766,300
86,090,000	Ford Motor Co., 7.450%, 7/16/2031(b)	37,018,700
800,000	Ford Motor Co., 7.500%, 8/01/2026	332,000
7,640,000	Ford Motor Credit Co. LLC, Series E, MTN, 4.875%, 1/15/2010, (EUR)(b)	7,421,360
46,872,000	Ford Motor Credit Co. LLC, 5.700%, 1/15/2010	35,896,265
10,685,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	6,566,542
15,465,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	9,834,085
1,030,000	Ford Motor Credit Co. LLC, 7.875%, 6/15/2010	786,227
14,595,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	9,228,097
10,625,000	Ford Motor Credit Co. LLC, 8.625%, 11/01/2010	7,534,400
1,645,000	Ford Motor Credit Co. LLC, 9.750%, 9/15/2010	1,179,602
2,005,000	General Motors Corp., 7.250%, 7/03/2013, (EUR)(b)	1,157,282
7,365,000	General Motors Corp., 7.400%, 9/01/2025	2,651,400
52,725,000	General Motors Corp., 8.250%, 7/15/2023	20,694,563
2,530,000	General Motors Corp., 8.375%, 7/15/2033	1,012,000
4,977,000	Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	3,682,980

		194,991,270

	Banking — 5.0%
22,125,000	BAC Capital Trust VI, 5.625%, 3/08/2035	16,890,203
17,310,000,000	Barclays Financial LLC, 144A, 4.060%, 9/16/2010, (KRW)	14,594,354
56,650,000,000	Barclays Financial LLC, 144A, 4.470%, 12/04/2011, (KRW)	48,419,686
1,006,000,000	Barclays Financial LLC, 144A, 4.160%, 2/22/2010, (THB)	29,377,815
21,340,000,000	Barclays Financial LLC, 144A, 4.460%, 9/23/2010, (KRW)	18,128,259

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Banking — continued
135,000,000	Barclays Financial LLC, Series E, MTN, 144A, 4.100%, 3/22/2010, (THB)	$3,939,161
224,520,000,000	BNP Paribas SA, Series E, MTN, 144A, Zero Coupon, 6/13/2011, (IDR)	17,187,804
18,650,000	Citibank NA, 144A, 15.000%, 7/02/2010, (BRL)	9,995,279
119,806,078	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011	78,592,787
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 144A, 6.375%, 4/30/2022	6,274,191
599,726,100,000	JPMorgan Chase & Co., 144A, Zero Coupon, 3/28/2011, (IDR)	47,265,794
229,157,783,660	JPMorgan Chase & Co., 144A, Zero Coupon, 4/12/2012, (IDR)	15,739,713
109,312,000,000	JPMorgan Chase & Co., 144A, Zero Coupon, 3/28/2011, (IDR)	8,603,538
92,000,000	JPMorgan Chase Bank, 144A, Zero Coupon, 5/17/2010, (BRL)	38,891,116
76,496,404,750	JPMorgan Chase Bank, 144A, Zero Coupon, 10/21/2010, (IDR)	6,381,731
2,500,000	Kaupthing Bank Hf, 144A, 3.491%, 1/15/2010(c)	1,950,000
36,300,000	Kaupthing Bank Hf, Series D, 144A, 5.750%, 10/04/2011	23,232,000
9,300,000	Kaupthing Bank Hf, Series E, 144A, 6.125%, 10/04/2016	4,929,000
60,000,000	Kreditanstalt fuer Wiederaufbau, Series E, MTN, 10.750%, 2/01/2010, (ISK)	572,551
3,283,000,000	Rabobank Nederland, 144A, 10.250%, 9/10/2009, (ISK)	30,517,592
460,000,000	Rabobank Nederland, Series E, MTN, 12.500%, 2/17/2009, (ISK)	4,287,482
9,984,000,000	Rabobank Nederland, 144A, 14.000%, 1/28/2009, (ISK)	95,131,409

		520,901,465

	Brokerage — 0.6%
2,290,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	1,793,322
1,004,000	Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015	890,161
2,220,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	2,073,251
15,520,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	14,936,060
2,540,000	Goldman Sachs Group LP, 5.000%, 10/01/2014	2,118,530
1,285,000	Goldman Sachs Group, Inc. (The), 5.150%, 1/15/2014	1,055,349
91,745,000	Lehman Brothers Holdings, Inc., 6.875%, 7/17/2037(d)	114,681
7,370,000	Lehman Brothers Holdings, Inc., MTN, (fixed rate to 5/03/2027, variable rate thereafter), 6.000%, 5/03/2032(d)	9,213
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)(b)	19,215,408
3,450,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	2,660,179

Principal Amount (‡)	Description	Value (†)

	Brokerage — continued
$565,000	Morgan Stanley, 3.875%, 1/15/2009	$519,810
500,000	Morgan Stanley, 5.375%, 10/15/2015	309,898
24,443,000	Morgan Stanley, Series F, MTN, 6.625%, 4/01/2018	16,176,157
110,000	Morgan Stanley, MTN, 5.950%, 12/28/2017	68,909
1,300,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	794,715
110,000	Morgan Stanley, Series F, MTN, 5.450%, 1/09/2017	68,234
8,572,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	5,314,040

		68,117,917

	Building Materials — 0.9%
17,995,000	Owens Corning, Inc., 6.500%, 12/01/2016	15,924,010
35,725,000	Owens Corning, Inc., 7.000%, 12/01/2036	28,718,470
4,538,000	Ply Gem Industries, Inc., 9.000%, 2/15/2012(b)	2,473,210
43,962,000	USG Corp., 6.300%, 11/15/2016	33,191,310
12,880,000	USG Corp., 8.000%, 1/15/2018	10,239,600

		90,546,600

	Chemicals — 0.5%
23,584,000	Borden, Inc., 7.875%, 2/15/2023	10,848,640
6,920,000	Borden, Inc., 8.375%, 4/15/2016	2,352,800
8,757,000	Borden, Inc., 9.200%, 3/15/2021	4,378,500
6,745,000	Georgia Gulf Corp., 10.750%, 10/15/2016(b)	3,035,250
14,550,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029(e)	9,748,500
1,650,000	Koppers Holdings, Inc., (Step to 9.875% on 11/15/2009), Zero Coupon, 11/15/2014(f)	1,476,750
5,350,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	4,706,074
6,465,000	Mosaic Global Holdings, Inc., 7.300%, 1/15/2028	6,077,100
5,820,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	5,779,103

		48,402,717

	Construction Machinery — 0.2%
2,590,000	Great Lakes Dredge & Dock Corp., Senior Subordinated Note, 7.750%, 12/15/2013	2,369,850
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,206,901
23,319,000	United Rentals North America, Inc., 7.000%, 2/15/2014	16,323,300
2,720,000	United Rentals North America, Inc., 7.750%, 11/15/2013(b)	2,074,000

		21,974,051

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Consumer Cyclical Services — 0.8%
$101,985,000	Western Union Co., 6.200%, 11/17/2036	$79,694,445

	Containers & Packaging — 0.0%
1,750,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	2,143,376

	Electric — 4.7%
5,565,000	AES Corp. (The), 8.375%, 3/01/2011, (GBP)	9,779,960
4,020,000	AES Corp. (The), Senior Note, 7.750%, 3/01/2014	3,738,600
71,400,000	Bruce Mansfield Unit, 6.850%, 6/01/2034(e)	71,200,080
32,125,000	Cleveland Electric Illuminating Co., 5.950%, 12/15/2036	25,539,600
8,180,000	Dominion Resources, Inc., Senior Note, Series B, 5.950%, 6/15/2035	6,767,232
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	8,512,625
1,000,000	Dynegy Holdings, Inc., 7.500%, 6/01/2015	845,000
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	7,435,050
500,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	400,000
7,455,000	Dynegy Holdings, Inc., 8.375%, 5/01/2016	6,485,850
95,200,000	Edison Mission Energy, 7.625%, 5/15/2027	77,112,000
250,000	Empresa Nacional de Electricidad SA, (Endesa-Chile), 8.350%, 8/01/2013	266,993
4,875,000	Empresa-Chile Overseas Co., 7.875%, 2/01/2027	5,105,539
555,000	Enersis SA, Cayman Island, 7.400%, 12/01/2016	560,833
5,310,000	ITC Holdings Corp., 144A, 6.375%, 9/30/2036	4,588,467
1,000,000	MidAmerican Energy Holdings Co., 6.125%, 4/01/2036	841,080
40,255,000	MidAmerican Energy Holdings Co., 6.500%, 9/15/2037	35,318,127
31,735,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	23,642,575
48,500,000	Nisource Finance Corp., 6.400%, 3/15/2018	43,465,166
2,500,000	NRG Energy, Inc., 7.250%, 2/01/2014	2,318,750
5,000,000	NRG Energy, Inc., 7.375%, 2/01/2016	4,500,000
1,566,625	Quezon Power (Philippines) Ltd., Senior Secured Note, 8.860%, 6/15/2017	1,558,792
25,230,000	Reliant Energy, Inc., Senior Note, 7.875%, 6/15/2017(b)	18,670,200
1,050,000	SP PowerAssets Ltd., EMTN, 3.730%, 10/22/2010, (SGD)	745,986
8,785,000	Toledo Edison Co., 6.150%, 5/15/2037	7,152,413
46,215,000	TXU Corp., Series P, 5.550%, 11/15/2014	34,488,267

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$101,030,000	TXU Corp., Series Q, 6.500%, 11/15/2024	$64,343,683
6,245,000	TXU Corp., Series R, 6.550%, 11/15/2034	3,837,197
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(e)	7,007,584
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(e)	10,554,845
4,000,000	White Pine Hydro LLC, 7.260%, 7/20/2015(e)	3,855,500

		490,637,994

	Entertainment — 0.6%
10,690,000	Six Flags, Inc., 9.625%, 6/01/2014(b)	5,986,400
2,785,000	Six Flags, Inc., 9.750%, 4/15/2013(b)	1,615,300
9,240,000	Time Warner, Inc., 6.500%, 11/15/2036	7,016,939
11,145,000	Time Warner, Inc., 6.625%, 5/15/2029	8,901,735
4,795,000	Time Warner, Inc., 6.950%, 1/15/2028	3,997,687
3,150,000	Time Warner, Inc., 7.625%, 4/15/2031	2,735,334
2,025,000	Time Warner, Inc., 7.700%, 5/01/2032	1,769,324
32,790,000	Viacom, Inc., Class B, 6.875%, 4/30/2036	26,287,087

		58,309,806

	Food & Beverage — 1.2%
2,085,000	Aramark Services, Inc., 5.000%, 6/01/2012	1,751,400
23,710,000	Corn Products International, Inc., 6.625%, 4/15/2037	24,659,610
21,290,000	Dean Foods Co., 7.000%, 6/01/2016(b)	18,522,300
1,935,000	Dole Food Co., Inc., 8.625%, 5/01/2009	1,847,925
37,705,000	Kraft Foods, Inc., 6.500%, 8/11/2017	36,279,864
30,680,000	Kraft Foods, Inc., 7.000%, 8/11/2037	28,704,300
14,120,000	Sara Lee Corp., 6.125%, 11/01/2032	12,511,873

		124,277,272

	Government Guaranteed — 1.1%
121,095,000	Canada Housing Trust, 4.100%, 12/15/2008, (CAD)	114,204,219

	Government Owned — No Guarantee — 0.3%
26,435,000	Abu Dhabi National Energy Co., 144A, 7.250%, 8/01/2018	25,771,772
10,300,000	DP World Ltd., 144A, 6.850%, 7/02/2037	7,625,708

		33,397,480

	Government Sponsored — 0.8%
23,725,000	Federal Home Loan Mortgage Corp., 4.625%, 10/25/2012(b)	24,387,521

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Government Sponsored — continued
35,900,000	Federal National Mortgage Association, 2.290%, 2/19/2009, (SGD)	$25,028,935
50,000,000	Queensland Treasury Corp., 144A, 7.125%, 9/18/2017, (NZD)	35,113,116

		84,529,572

	Health Insurnace — 0.1%
15,325,000	CIGNA Corp., 6.150%, 11/15/2036	12,911,006

	Healthcare — 4.9%
2,765,000	Boston Scientific Corp., 5.450%, 6/15/2014	2,585,275
8,230,000	Boston Scientific Corp., 6.400%, 6/15/2016	7,818,500
16,510,000	Boston Scientific Corp., 7.000%, 11/15/2035	14,693,900
18,130,000	Covidien International Finance SA, 6.000%, 10/15/2017	17,912,313
18,265,000	Covidien International Finance SA, 6.550%, 10/15/2037	17,559,880
17,785,000	HCA, Inc., 5.750%, 3/15/2014	13,872,300
3,800,000	HCA, Inc., 6.250%, 2/15/2013	3,173,000
17,035,000	HCA, Inc., 6.375%, 1/15/2015	13,415,062
49,350,000	HCA, Inc., 6.500%, 2/15/2016	39,109,875
2,074,000	HCA, Inc., 6.750%, 7/15/2013	1,742,160
14,405,000	HCA, Inc., 7.050%, 12/01/2027	9,727,552
10,694,000	HCA, Inc., 7.190%, 11/15/2015	8,537,362
17,172,000	HCA, Inc., 7.500%, 12/15/2023	12,579,349
18,745,000	HCA, Inc., 7.500%, 11/06/2033	13,308,950
13,545,000	HCA, Inc., MTN, 7.580%, 9/15/2025	9,979,008
43,253,000	HCA, Inc., 7.690%, 6/15/2025	32,147,360
8,112,000	HCA, Inc., MTN, 7.750%, 7/15/2036	5,758,709
27,895,000	HCA, Inc., 8.360%, 4/15/2024	21,620,857
11,370,000	Hospira, Inc., 6.050%, 3/30/2017	10,840,658
176,070,000	Medco Health Solutions, Inc., 7.125%, 3/15/2018	178,412,259
3,260,000	Owens & Minor, Inc., 6.350%, 4/15/2016(e)	3,174,363
1,900,000	Tenet Healthcare Corp., 6.500%, 6/01/2012	1,757,500
31,009,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	21,086,120
1,570,000	Tenet Healthcare Corp., 7.375%, 2/01/2013	1,428,700

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$4,480,000	Tenet Healthcare Corp., 9.250%, 2/01/2015(b)	$4,233,600
50,000,000	WellPoint, Inc., 6.375%, 6/15/2037	42,778,650

		509,253,262

	Home Construction — 1.9%
2,840,000	Centex Corp., 5.250%, 6/15/2015	2,087,400
43,470,000	D.R. Horton, Inc., 5.250%, 2/15/2015	32,167,800
4,335,000	D.R. Horton, Inc., 5.625%, 9/15/2014	3,294,600
16,160,000	D.R. Horton, Inc., Guaranteed Note, 5.625%, 1/15/2016	11,958,400
1,625,000	D.R. Horton, Inc., 6.500%, 4/15/2016	1,235,000
11,265,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015(b)	9,913,200
4,830,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2015	2,753,100
16,075,000	K. Hovnanian Enterprises, Inc., Senior Note, 6.250%, 1/15/2016	9,243,125
6,040,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.375%, 12/15/2014	3,503,200
2,490,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014	1,469,100
6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016(b)	3,648,200
1,935,000	K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013(b)	1,093,275
1,235,000	K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012(b)	784,225
1,685,000	KB Home, 5.750%, 2/01/2014(b)	1,356,425
8,340,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	6,630,300
5,805,000	KB Home, Guaranteed Note, 6.250%, 6/15/2015(b)	4,731,075
11,315,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	9,278,300
23,885,000	Lennar Corp., Series A, 6.500%, 4/15/2016	16,122,375
3,495,000	Lennar Corp., 7.625%, 3/01/2009	3,372,675
2,720,000	Lennar Corp., Series B, 5.125%, 10/01/2010	2,284,800
16,755,000	Lennar Corp., Series B, 5.500%, 9/01/2014	10,890,750
5,970,000	Lennar Corp.,Series B, Guaranteed Note, 5.600%, 5/31/2015	3,880,500
4,240,000	Pulte Homes, Inc., 5.200%, 2/15/2015	3,392,000
46,260,000	Pulte Homes, Inc., 6.000%, 2/15/2035	33,075,900
13,190,000	Pulte Homes, Inc., 6.375%, 5/15/2033	9,628,700
4,245,000	Toll Brothers Financial Corp., 5.150%, 5/15/2015	3,590,060

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Home Construction — continued
$5,245,000	Toll Corp., 8.250%, 12/01/2011	$5,035,200

		196,419,685

	Independent Energy — 1.7%
37,190,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	34,181,887
45,910,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	35,995,644
4,185,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	4,890,065
21,390,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	18,716,250
22,690,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	19,399,950
15,054,000	Connacher Oil and Gas Ltd., 144A, 10.250%, 12/15/2015	14,451,840
6,495,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	5,585,700
7,175,000	Pioneer Natural Resources Co., 5.875%, 7/15/2016	6,181,557
1,760,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	1,567,039
4,798,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	4,130,771
9,170,000	Talisman Energy, Inc., 5.850%, 2/01/2037	6,883,809
24,260,000	Talisman Energy, Inc., 6.250%, 2/01/2038	18,842,232
8,885,000	XTO Energy, Inc., 6.750%, 8/01/2037	7,883,811

		178,710,555

	Industrial Other — 0.1%
20,000,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	9,600,000

	Life Insurance — 0.0%
8,000,000	ASIF Global Financing XXVII, 144A, 2.380%, 2/26/2009, (SGD)	2,828,966

	Local Authorities — 1.6%
79,205,000	Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011, (AUD)	62,930,890
131,890,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(e)	102,142,210

		165,073,100

	Media Cable — 2.5%
49,030,000	Comcast Corp., 5.650%, 6/15/2035	36,445,617
33,675,000	Comcast Corp., 6.450%, 3/15/2037	27,161,009
20,175,000	Comcast Corp., 6.500%, 11/15/2035	16,844,592
166,000,000	Comcast Corp., 6.950%, 8/15/2037	141,590,198
400,000	CSC Holdings, Inc., Senior Note, 7.875%, 2/15/2018	352,000
250,000	CSC Holdings, Inc., Series B, Senior Note, 8.125%, 7/15/2009	247,500

Principal Amount (‡)	Description	Value (†)

	Media Cable — continued
10,000,000	Shaw Communications, Inc., 5.700%, 3/02/2017, (CAD)	$8,412,591
20,000,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	18,678,600
1,000,000	Virgin Media Finance PLC, 9.125%, 8/15/2016	837,500
5,070,000	Virgin Media Finance PLC, 9.750%, 4/15/2014, (GBP)	6,940,550

		257,510,157

	Media Non-Cable — 0.9%
14,215,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	4,228,963
4,970,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	1,540,700
14,910,000	Clear Channel Communications, Inc., 5.500%, 12/15/2016(b)	4,323,900
2,080,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	748,800
585,000	Clear Channel Communications, Inc., 6.875%, 6/15/2018	178,425
920,000	Idearc, Inc., 8.000%, 11/15/2016	250,700
225,000	Intelsat Corp., 6.875%, 1/15/2028	164,250
54,190,000	News America, Inc., 6.150%, 3/01/2037	44,182,570
11,140,000	News America, Inc., 6.200%, 12/15/2034	8,881,799
14,360,000	News America, Inc., 6.400%, 12/15/2035	12,062,845
4,335,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013(b)	1,690,650
1,910,000	R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013(b)	744,900
470,000	R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016	159,800
4,845,000	R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017(b)	1,647,300
36,385,000	Tribune Co., 5.250%, 8/15/2015(b)	10,915,500

		91,721,102

	Metals & Mining — 0.3%
9,785,000	Algoma Acquistion Corp., 144A, 9.875%, 6/15/2015	8,818,731
2,450,000	OI European Group BV, 144A, 6.875%, 3/31/2017, (EUR)	2,948,990
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	6,082,657
5,850,000	United States Steel Corp., 6.650%, 6/01/2037	4,350,692
16,435,000	United States Steel Corp., 7.000%, 2/01/2018	14,836,860

		37,037,930

	Mortgage Related — 0.0%
2,664,000	Federal Home Loan Mortgage Corp., MTN, 5.000%, 12/14/2018(b)	2,504,043

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — 3.4%
$239,505,000	American General Finance Corp., 6.900%, 12/15/2017	$111,056,552
4,900,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	2,240,304
4,110,000	Countrywide Financial Corp., Series A, MTN, 3.333%, 12/19/2008(c)	4,063,467
11,799,000	Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011	10,151,317
1,575,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	1,244,250
895,000	Residential Capital LLC, 8.125%, 11/21/2008(b)	760,750
4,170,000	Residential Capital LLC, 8.375%, 6/30/2010(b)	959,100
2,740,000	Residential Capital LLC, 8.500%, 6/01/2012	548,000
121,645,000	Residential Capital LLC, 8.500%, 4/17/2013	24,329,000
12,335,000	Residential Capital LLC, 8.875%, 6/30/2015(b)	2,467,000
45,208,000	Residential Capital LLC, 144A, 9.625%, 5/15/2015	10,849,920
109,950(†††)	SLM Corp., 6.000%, 12/15/2043	1,135,509
4,700,000	SLM Corp., EMTN, Series 7, 4.750%, 3/17/2014, (EUR)	3,639,164
20,590,000	SLM Corp., MTN, 5.050%, 11/14/2014	12,559,900
1,450,000	SLM Corp., MTN, 5.125%, 8/27/2012	942,500
7,160,000	SLM Corp., Series A, MTN, 4.000%, 1/15/2010	5,620,600
51,943,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	32,204,660
37,670,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	22,602,000
13,370,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	7,353,500
19,605,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	12,841,275
22,420,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	13,900,400
1,390,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	973,000
28,150,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	14,075,000
6,100,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010, (NZD)	3,387,907
88,180,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	59,962,400

		359,867,475

	Non-Captive Diversified — 7.7%
6,067,000	CIT Group Funding Co. of Canada, 5.200%, 6/01/2015	2,979,437
15,060,000	CIT Group, Inc., EMTN, 3.800%, 11/14/2012, (EUR)	11,441,693
18,360,000	CIT Group, Inc., GMTN, 4.250%, 9/22/2011, (EUR)	15,438,205

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
15,150,000	CIT Group, Inc., Series E, MTN, 4.650%, 9/19/2016, (EUR)(b)	$10,452,896
90,000	CIT Group, Inc., 4.750%, 12/15/2010	58,612
4,855,000	CIT Group, Inc., Series G, MTN, 5.000%, 5/13/2014, (EUR)	3,496,221
1,525,000	CIT Group, Inc., 5.400%, 2/13/2012	876,683
1,205,000	CIT Group, Inc., 5.400%, 1/30/2016	583,221
20,350,000	CIT Group, Inc., Series E, Senior Note, MTN, 5.500%, 12/01/2014, (GBP)	18,059,383
10,500,000	CIT Group, Inc., Series E, MTN, 5.500%, 12/20/2016, (GBP)	9,310,437
2,000,000	CIT Group, Inc., 5.600%, 4/27/2011	1,288,060
2,395,000	CIT Group, Inc., 5.650%, 2/13/2017(b)	1,168,683
11,845,000	CIT Group, Inc., 5.800%, 10/01/2036	5,417,595
20,000	CIT Group, Inc., 5.850%, 9/15/2016	9,700
246,450,000	CIT Group, Inc., 7.625%, 11/30/2012	156,339,501
3,090,000	CIT Group, Inc., Series A, MTN, 6.000%, 4/01/2036	1,266,900
60,000	CIT Group, Inc., GMTN, 4.250%, 2/01/2010	39,546
6,330,000	CIT Group, Inc., GMTN, 5.000%, 2/13/2014	3,580,685
1,125,000	CIT Group, Inc., GMTN, 5.000%, 2/01/2015	556,084
20,730,000	CIT Group, Inc., MTN, 4.250%, 3/17/2015, (EUR)	14,304,858
10,140,000	CIT Group, Inc., MTN, 5.125%, 9/30/2014	5,000,612
65,300,000	General Electric Capital Corp., Series G, MTN, 2.960%, 5/18/2012, (SGD)	44,557,882
243,057,000	General Electric Capital Corp., 6.500%, 9/28/2015, (NZD)	144,897,905
30,350,000	General Electric Capital Corp., Series A, MTN, 6.625%, 2/04/2010, (NZD)	19,475,013
3,100,000	General Electric Capital Corp., Series E, MTN, 6.125%, 5/17/2012, (GBP)	5,067,288
79,035,000	General Electric Capital Corp., Series E, MTN, 6.750%, 9/26/2016, (NZD)	47,038,273
115,000,000	General Electric Capital Corp., Series G, MTN, 3.485%, 3/08/2012, (SGD)	80,005,616
335,000	GMAC Canada Ltd., Series E, MTN, 6.625%, 12/17/2010, (GBP)	363,304
7,890,000	GMAC LLC, 4.750%, 9/14/2009, (EUR)	7,108,829
48,715,000	GMAC LLC, EMTN, 5.375%, 6/06/2011, (EUR)	28,804,017
3,835,000	GMAC LLC, EMTN, 5.750%, 9/27/2010, (EUR)	2,429,511
54,470,000	GMAC LLC, 6.000%, 12/15/2011	24,219,486

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$24,015,000	GMAC LLC, 6.625%, 5/15/2012	$10,167,183
36,174,000	GMAC LLC, MTN, 6.750%, 12/01/2014	13,884,088
6,585,000	GMAC LLC, 6.875%, 9/15/2011	2,938,141
4,655,000	GMAC LLC, 6.875%, 8/28/2012	1,850,260
12,165,000	GMAC LLC, 7.000%, 2/01/2012	4,958,576
42,272,000	GMAC LLC, 8.000%, 11/01/2031	15,948,253
34,782,000	iStar Financial, Inc., 5.150%, 3/01/2012	17,391,000
5,255,000	iStar Financial, Inc., 5.375%, 4/15/2010	3,153,000
3,010,000	iStar Financial, Inc., 5.500%, 6/15/2012	1,535,100
19,110,000	iStar Financial, Inc., 5.650%, 9/15/2011	9,937,200
1,530,000	iStar Financial, Inc., 5.700%, 3/01/2014	749,700
4,040,000	iStar Financial, Inc., 5.800%, 3/15/2011	2,060,400
4,815,000	iStar Financial, Inc., 5.850%, 3/15/2017	2,359,350
8,815,000	iStar Financial, Inc., 5.875%, 3/15/2016	4,319,350
4,300,000	iStar Financial, Inc., 6.050%, 4/15/2015	2,107,000
35,130,000	iStar Financial, Inc., 8.625%, 6/01/2013	17,213,700
1,780,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	907,800
44,610,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	23,197,200

		800,313,437

	Oil Field Services — 0.3%
22,930,000	North American Energy Partners, Inc., Senior Note, 8.750%, 12/01/2011	21,095,600
11,855,000	Weatherford International Ltd., 6.500%, 8/01/2036	10,219,496

		31,315,096

	Packaging — 0.3%
33,261,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018(b)	32,263,170

	Paper — 2.7%
250,000	Abitibi-Consolidated, Inc., 6.000%, 6/20/2013(b)	66,250
8,125,000	Abitibi-Consolidated, Inc., 7.400%, 4/01/2018	1,868,750
12,310,000	Abitibi-Consolidated, Inc., 7.500%, 4/01/2028	2,831,300
2,960,000	Abitibi-Consolidated, Inc., 8.500%, 8/01/2029	710,400
39,846,000	Abitibi-Consolidated, Inc., 8.850%, 8/01/2030	9,563,040

Principal Amount (‡)	Description	Value (†)

	Paper — continued
750,000	Avenor, Inc., 10.850%, 11/30/2014, (CAD)	$366,864
2,685,000	Bowater, Inc., 6.500%, 6/15/2013	1,033,725
7,955,000	Domtar Corp., 5.375%, 12/01/2013	6,721,975
11,720,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	9,258,800
11,605,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	9,371,038
120,000	Georgia-Pacific Corp., 7.700%, 6/15/2015	109,800
42,425,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	35,000,625
15,555,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	13,688,400
18,378,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	15,988,860
149,788,000	International Paper Co., 7.950%, 6/15/2018	147,183,336
3,995,000	Jefferson Smurfit Corp., 7.500%, 6/01/2013	3,235,950
100,000	Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017	78,000
14,140,000	Westvaco Corp., 7.950%, 2/15/2031	13,536,420
12,655,000	Westvaco Corp., 8.200%, 1/15/2030	11,878,046

		282,491,579

	Pharmaceuticals — 2.2%
159,095,000	Astrazeneca PLC, 6.450%, 9/15/2037	152,118,843
41,300,000	Elan Finance PLC, 8.875%, 12/01/2013	34,692,000
50,820,000	Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	45,992,100

		232,802,943

	Pipelines — 2.2%
766,000	Colorado Interstate Gas Co., 5.950%, 3/15/2015	697,902
2,670,000	Colorado Interstate Gas Co., 6.800%, 11/15/2015	2,529,430
19,745,000	DCP Midstream LP, 144A, 6.450%, 11/03/2036	15,794,223
15,685,000	El Paso Corp., 6.950%, 6/01/2028	12,384,782
1,500,000	El Paso Corp., 7.420%, 2/15/2037	1,195,176
750,000	El Paso Corp., Senior Note, MTN, 7.800%, 8/01/2031	631,888
1,000,000	El Paso Energy Corp., MTN, 7.750%, 1/15/2032	836,953
5,255,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	4,802,192
11,315,000	Energy Transfer Partners LP, 6.625%, 10/15/2036(b)	9,640,719

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$13,175,000	Enterprise Products Operating LP, 6.300%, 9/15/2017	$12,286,834
500,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	372,376
4,663,000	Kinder Morgan Finance Co. ULC, Guaranteed Note, 5.700%, 1/05/2016	4,010,180
11,288,000	Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015	9,566,580
84,710,000	NGPL Pipeco LLC, 144A, 7.119%, 12/15/2017	80,400,718
4,530,000	ONEOK Partners LP, 6.650%, 10/01/2036	3,964,443
20,770,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	18,873,533
44,730,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	36,639,461
2,550,000	Southern Natural Gas Co., 7.350%, 2/15/2031	2,235,799
7,872,000	Tennessee Gas Pipeline Co., 7.000%, 10/15/2028(b)	6,745,926
600,000	Williams Cos., Inc., 7.875%, 9/01/2021	600,000
965,000	Williams Cos., Inc., Senior Note, 7.750%, 6/15/2031	901,860
8,600,000	Williams Cos., Inc., Series A, 7.500%, 1/15/2031	7,825,828

		232,936,803

	Property & Casualty Insurance — 0.7%
4,785,000	Allstate Corp., 5.950%, 4/01/2036	3,900,732
2,660,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	2,463,272
11,710,000	Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	10,976,837
9,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033(b)	7,601,138
6,910,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 144A, 14.000%, 1/15/2033	3,662,300
31,135,000	Travelers Cos., Inc. (The), MTN, 6.250%, 6/15/2037	26,992,052
4,000,000	Travelers Cos., Inc. (The), 6.750%, 6/20/2036	3,697,404
1,000,000	Travelers Property Casualty Corp., 6.375%, 3/15/2033	877,759
11,205,000	Willis North America, Inc., 6.200%, 3/28/2017	9,742,277

		69,913,771

	Railroads — 0.5%
2,700,000	Canadian Pacific Railway Co., 5.750%, 3/15/2033	2,095,184
18,680,000	Canadian Pacific Railway Co., 5.950%, 5/15/2037	15,290,813
37,345,000	CSX Corp., 6.000%, 10/01/2036(b)	28,381,677
5,000,000	CSX Corp., 6.250%, 3/15/2018	4,525,470

Principal Amount (‡)	Description	Value (†)

	Railroads — continued
$1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(e)	$691,800

		50,984,944

	REITs — 0.7%
27,950,000	Camden Property Trust, 5.700%, 5/15/2017	24,707,185
2,935,000	Colonial Realty LP, 6.050%, 9/01/2016	2,475,572
4,030,000	Duke Realty LP, 5.950%, 2/15/2017	3,607,487
3,300,000	ERP Operating LP, 5.125%, 3/15/2016	2,764,090
45,430,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	36,441,811
1,880,000	Prologis, 5.625%, 11/15/2015	1,643,673
1,535,000	Prologis, 5.750%, 4/01/2016(b)	1,337,519
2,435,000	Simon Property Group LP, 5.750%, 12/01/2015	2,301,262

		75,278,599

	Restaurants — 0.0%
1,250,000	McDonald’s Corp., Series E, MTN, 3.628%, 10/10/2010, (SGD)	890,240

	Retailers — 3.9%
8,758,000	Dillard’s, Inc., 6.625%, 1/15/2018	5,429,960
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	2,658,745
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	855,000
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	255,000
3,325,000	Dillard’s, Inc., Class A, 7.000%, 12/01/2028	1,695,750
2,045,000	Home Depot, Inc., 5.400%, 3/01/2016	1,738,900
123,559,000	Home Depot, Inc., 5.875%, 12/16/2036	86,858,641
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,095,842
72,355,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	55,033,502
350,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	319,075
3,330,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	2,786,154
3,985,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,090,766
41,535,000	Lowe’s Cos., Inc., 6.650%, 9/15/2037	39,838,628
17,705,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	12,823,696
8,855,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	6,981,681
5,785,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	4,523,754
6,365,000	Marks & Spencer PLC, 144A, 7.125%, 12/01/2037	4,879,842

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Retailers — continued
$7,793,000	Target Corp., 6.500%, 10/15/2037	$7,158,697
140,992,000	Target Corp., 7.000%, 1/15/2038	132,658,527
32,675,000	Toys R Us, Inc., 7.375%, 10/15/2018	21,238,750
8,355,000	Toys R Us, Inc., 7.875%, 4/15/2013(b)	6,516,900
10,270,000	Woolworth Corp., 8.500%, 1/15/2022	9,294,350

		409,732,160

	Sovereigns — 13.0%
130,000,000	Canadian Government, 2.750%, 12/01/2010, (CAD)	121,709,561
28,000,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	26,858,689
14,525,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	14,026,981
436,930,000	Canadian Government, 4.250%, 12/01/2008, (CAD)	412,198,346
21,565,000	Canadian Government, 4.250%, 9/01/2009, (CAD)	20,527,124
62,140,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	62,633,383
35,580,000	Canadian Government, 5.750%, 6/01/2033, (CAD)(b)	41,075,551
104,626,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	8,956,208
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	808,287
272,460,000,000	Indonesia Treasury Bond, Series ZCE, Zero Coupon, 11/20/2012, (IDR)	17,436,024
3,245,000(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	29,009,615
4,738,000(††)	Mexican Fixed Rate Bonds, Series M-10, 9.000%, 12/20/2012, (MXN)	44,339,171
27,728,881(††)	Mexican Fixed Rate Bonds, Series M-20, Series M-20, 8.000%, 12/07/2023, (MXN)	243,344,289
119,520,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	96,660,568
61,765,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	48,975,367
9,922,000	Republic of Brazil, 8.250%, 1/20/2034	11,236,665
6,000,000	Republic of Brazil, 8.875%, 4/15/2024	7,170,000
56,700,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	26,176,336
140,235,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)(b)	76,458,990
107,840,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	58,088,181

		1,367,689,336

	Supermarkets — 0.9%
19,060,000	Albertson’s, Inc., 7.750%, 6/15/2026	17,519,342
72,866,000	Albertson’s, Inc., Senior Note, 7.450%, 8/01/2029	64,809,134

Principal Amount (‡)	Description	Value (†)

	Supermarkets — continued
$4,895,000	Albertson’s, Inc., Senior Note, 8.000%, 5/01/2031	$4,536,461
1,510,000	Albertson’s, Inc., Senior Note, 8.700%, 5/01/2030	1,495,617
13,242,000	Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	10,728,615

		99,089,169

	Supranational — 2.7%
175,000,000	Eurofima, EMTN, 11.000%, 2/05/2010, (ISK)	1,657,244
128,250,000	European Investment Bank, Senior Note, Zero Coupon, 3/10/2021, (AUD)	47,552,011
16,375,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	8,594,960
413,529,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	26,188,708
134,330,000	European Investment Bank, EMTN, 144A, 4.600%, 1/30/2037, (CAD)	114,941,293
80,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/11/2009, (BRL)	37,416,575
244,840,000,000	Inter-American Development Bank, Zero Coupon, 5/20/2013, (IDR)	14,724,153
24,450,000	Inter-American Development Bank, Series E, MTN, 6.000%, 12/15/2017, (NZD)	15,810,002
1,385,900,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010, (ISK)	13,035,622
62,300,000	Nordic Investment Bank, Series E, MTN, 11.250%, 4/16/2009, (ISK)	589,568

		280,510,136

	Technology — 2.8%
1,190,000	Affiliated Computer Services, Inc., 5.200%, 6/01/2015	960,925
41,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	38,018,987
300,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	339,984
6,950,000	Amkor Technology, Inc., Senior Note, 7.125%, 3/15/2011	6,255,000
10,070,000	Amkor Technology, Inc., 7.750%, 5/15/2013	8,609,850
4,640,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	4,548,295
30,125,000	Avnet, Inc., 5.875%, 3/15/2014	29,328,585
35,630,000	Avnet, Inc., 6.000%, 9/01/2015	34,326,441
11,345,000	Avnet, Inc., 6.625%, 9/15/2016	11,048,964
6,225,000	Corning, Inc., 5.900%, 3/15/2014	6,025,962
6,220,000	Corning, Inc., 6.200%, 3/15/2016	6,005,535
6,150,000	Corning, Inc., 6.850%, 3/01/2029(b)	5,432,430
4,725,000	Corning, Inc., 7.250%, 8/15/2036	4,188,566
14,385,000	Equifax, Inc., 7.000%, 7/01/2037	12,132,582

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$29,605,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)	$18,947,200
41,104,000	Lucent Technologies, Inc., 6.450%, 3/15/2029	25,073,440
2,840,000	Lucent Technologies, Inc., 6.500%, 1/15/2028	1,732,400
9,739,000	Motorola, Inc., 5.220%, 10/01/2097	5,439,543
9,345,000	Motorola, Inc., 6.500%, 9/01/2025	7,169,148
17,028,000	Motorola, Inc., 6.500%, 11/15/2028	12,724,990
18,715,000	Motorola, Inc., 6.625%, 11/15/2037	13,642,206
11,770,000	Nortel Networks Ltd., 6.875%, 9/01/2023	4,708,000
25,890,000	Nortel Networks Ltd., 10.125%, 7/15/2013	16,504,875
9,365,000	Northern Telecom Capital Corp., 7.875%, 6/15/2026	4,120,600
300,000	Samsung Electronics Co. Ltd., 144A, 7.700%, 10/01/2027	317,384
18,050,000	Xerox Capital Trust I, Guaranteed Note, 8.000%, 2/01/2027	16,413,425
1,730,000	Xerox Corp., MTN, 7.200%, 4/01/2016(b)	1,679,034

		295,694,351

	Textile — 0.0%
7,515,000	Kellwood Co., 7.625%, 10/15/2017(e)	4,133,250

	Tobacco — 0.6%
52,930,000	Reynolds American, Inc., 6.750%, 6/15/2017	49,458,322
13,400,000	Reynolds American, Inc., 7.250%, 6/15/2037	12,823,237

		62,281,559

	Transportation Services — 0.6%
10,503,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(e)	7,877,250
17,574,841	Atlas Air, Inc., Series 1998-1, Class 1B, 7.680%, 1/02/2014(i)	17,574,841
9,344,311	Atlas Air, Inc., Series 1999-1, Class A1, 7.200%, 7/02/2020	8,129,550
320,321	Atlas Air, Inc., Series 1999-1, Class A2, 6.880%, 1/02/2011	288,289
12,740,207	Atlas Air, Inc., Series 1999-1, Class B, 7.630%, 7/02/2016(i)	12,485,403
4,744,556	Atlas Air, Inc., Series 1999-1, Class C, 8.770%, 7/02/2012(i)	4,364,992
5,323,737	Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017(i)	5,536,686
6,862,758	Atlas Air, Inc., Series C, 8.010%, 1/02/2010(i)	5,352,951

		61,609,962

	Wireless — 1.8%
8,524,000	ALLTEL Corp., 6.800%, 5/01/2029	7,735,530

Principal Amount (‡)	Description	Value (†)

	Wireless — continued
$58,210,000	ALLTEL Corp., Senior Note, 7.875%, 7/01/2032	$57,773,425
24,795,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	16,364,700
12,171,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	8,276,280
35,995,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	24,116,650
2,525,000	Rogers Wireless, Inc., Senior Secured Note, 6.375%, 3/01/2014	2,414,864
2,085,000	Rogers Wireless, Inc., 7.625%, 12/15/2011, (CAD)(b)	2,080,866
30,186,000	Sprint Capital Corp., 6.875%, 11/15/2028	20,224,620
23,865,000	Sprint Capital Corp., 6.900%, 5/01/2019	18,495,375
11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	8,707,930
28,355,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	19,281,400
1,605,000	Vodafone Group PLC, 6.150%, 2/27/2037	1,288,992

		186,760,632

	Wirelines — 5.5%
10,245,000	AT&T Corp., 6.500%, 3/15/2029	8,576,909
8,500,000	AT&T, Inc., 6.150%, 9/15/2034	7,088,660
127,100,000	AT&T, Inc., 6.500%, 9/01/2037	108,121,428
4,370,000	Bell Canada, 144A, 6.550%, 5/01/2029, (CAD)	3,121,722
5,925,000	Bell Canada, MTN, 5.000%, 2/15/2017, (CAD)	4,397,277
8,445,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	6,522,627
33,640,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	23,008,590
14,335,000	BellSouth Corp., 6.000%, 11/15/2034(b)	11,611,350
860,000	BellSouth Corp., 6.550%, 6/15/2034	737,304
425,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014(b)	369,750
5,330,000	Embarq Corp., 7.995%, 6/01/2036	3,811,536
35,260,000	Frontier Communications Corp., 7.875%, 1/15/2027	26,445,000
5,790,000	GTE Corp., 6.940%, 4/15/2028	4,912,890
5,470,000	Hanarotelecom, Inc., 144A, 7.000%, 2/01/2012	5,251,200
525,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015	73,500
1,800,000	Koninklijke (Royal) KPN NV, Series G, MTN, 4.000%, 6/22/2015, (EUR)	2,191,236
1,120,000	Koninklijke (Royal) KPN NV, Series E, MTN, 5.750%, 3/18/2016, (GBP)	1,848,086

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$8,098,000	Koninklijke (Royal) KPN NV, 8.375%, 10/01/2030	$8,674,877
32,435,000	Level 3 Financing, Inc., 8.750%, 2/15/2017(b)	23,515,375
13,010,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	9,822,550
3,346,000	New England Telephone & Telegraph Co., 7.875%, 11/15/2029	3,022,007
32,155,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	23,473,150
16,335,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.500%, 11/15/2018	11,883,712
44,630,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028(b)	31,017,850
10,675,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	8,113,000
30,230,000	Qwest Corp., 6.875%, 9/15/2033	20,329,675
1,290,000	Qwest Corp., 7.200%, 11/10/2026	948,150
3,689,000	Qwest Corp., 7.250%, 9/15/2025	2,748,305
2,598,000	Qwest Corp., 7.500%, 6/15/2023	2,039,430
23,000,000	Telecom Italia Capital, 6.000%, 9/30/2034	16,114,260
19,635,000	Telecom Italia Capital, 6.375%, 11/15/2033	14,309,988
113,785,000	Telefonica Emisiones SAU, Guaranteed Note, 7.045%, 6/20/2036	102,912,843
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	27,000,148
51,815,000	Verizon Global Funding Corp., Senior Note, 5.850%, 9/15/2035	40,515,703
6,230,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	4,214,913
12,050,000	Verizon New York, Inc., Series A, 7.375%, 4/01/2032	10,518,807

		579,263,808

	Total Non-Convertible Bonds (Identified Cost $10,926,735,122)	9,148,239,400

Convertible Bonds — 4.0%
	Healthcare — 0.3%
26,280,000	Affymetrix, Inc., 3.500%, 1/15/2038	18,396,000
12,005,000	Invitrogen Corp., 1.500%, 2/15/2024	10,819,506

		29,215,506

	Industrial Other — 0.3%
30,860,000	Incyte Corp., 3.500%, 2/15/2011	28,275,475

	Media Non-Cable — 0.1%
7,818,747	Liberty Media LLC, 3.500%, 1/15/2031	3,459,796
7,716,000	Sinclair Broadcast Group, Inc., (Step to 2.000% on 1/15/2011), 4.875%, 7/15/2018(f)	7,002,270

		10,462,066

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — 0.3%
$8,330,000	Countrywide Financial Corp., Zero Coupon, 4/15/2037(b)(c)	$8,163,400
23,395,000	Countrywide Financial Corp., 0.554%, 5/15/2037(b)(c)	21,289,450

		29,452,850

	Non-Captive Diversified — 0.2%
44,035,000	iStar Financial, Inc., 3.291%, 10/01/2012(c)	23,558,725

	Pharmaceuticals — 1.0%
5,111,000	EPIX Pharmaceuticals, Inc., Senior Note, 3.000%, 6/15/2024	2,555,500
36,525,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	24,380,438
24,081,000	Nektar Therapeutics, 3.250%, 9/28/2012	12,130,804
22,735,000	Valeant Pharmaceuticals International, Subordinated Note, 3.000%, 8/16/2010	21,484,575
28,222,000	Valeant Pharmaceuticals International, Subordinated Note, 4.000%, 11/15/2013	26,422,847
11,035,000	Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013	16,649,056

		103,623,220

	REITs — 0.2%
22,413,000	Host Hotels & Resorts, Inc., 144A, 2.625%, 4/15/2027	17,370,075

	Technology — 0.4%
12,755,000	Avnet, Inc., 2.000%, 3/15/2034	12,707,169
6,670,000	Kulicke & Soffa Industries, Inc, 0.500%, 11/30/2008	6,453,225
7,105,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	4,858,044
3,880,000	Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	3,040,950
4,196,000	Maxtor Corp., Subordinated Note, 5.750%, 3/01/2012(e)	3,860,320
745,000	Nortel Networks Corp., 1.750%, 4/15/2012	379,950
30,767,000	Nortel Networks Corp., 2.125%, 4/15/2014	14,729,701
311,000	Richardson Electronics Ltd., 7.750%, 12/15/2011	233,250

		46,262,609

	Textile — 0.0%
121,000	Dixie Group, Inc., Subordinated Note, 7.000%, 5/15/2012	107,690

	Transportation Services — 0.0%
200,000	Builders Transport, Inc., Subordinated Note, 6.500%, 5/01/2011(g)	—
1,000,000	Builders Transport, Inc., Subordinated Note, 8.000%, 8/15/2005(g)	—
403,000	Preston Corp., Subordinated Note, 7.000%, 5/01/2011	358,670

		358,670

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Wireless — 0.1%
$625,000	Nextel Communications, Inc., Senior Note, 5.250%, 1/15/2010	$585,937
15,695,000	NII Holdings, Inc., 3.125%, 6/15/2012	11,614,300

		12,200,237

	Wirelines — 1.1%
35,110,000	Level 3 Communications, Inc., 2.875%, 7/15/2010	27,605,237
33,440,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	23,617,000
12,604,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	10,414,055
28,648,000	Level 3 Communications, Inc., 6.000%, 9/15/2009	26,929,120
35,920,000	Level 3 Communications, Inc., 6.000%, 3/15/2010(b)	31,430,000

		119,995,412

	Total Convertible Bonds (Identified Cost $487,679,466)	420,882,535

Municipals — 0.9%
	Alabama — 0.0%
3,270,000	Alabama Public School & College Authority ( Capital Improvement), 4.500%, 12/01/2026	2,851,767

	California — 0.4%
3,435,000	San Diego Unified School District (Election 1998), Series F-1, (FSA insured), 4.500%, 7/01/2029	2,884,473
1,530,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	1,125,636
4,170,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area), Series C, (MBIA insured), 3.750%, 8/01/2028	3,045,601
5,175,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	4,359,161
14,415,000	State of California, 4.500%, 10/01/2029	11,959,405
4,190,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	3,460,814
3,620,000	State of California, 4.500%, 8/01/2030	2,990,011
2,680,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	1,868,898
12,645,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	10,157,729
895,000	University of California Regents Medical Center, Series A, (MBIA insured), 4.750%, 5/15/2031	768,277

		42,620,005

	District of Columbia — 0.0%
3,270,000	District of Columbia, Series A, (FGIC insured), 4.750%, 6/01/2036	2,673,389

	Florida — 0.1%
3,270,000	Florida State Turnpike Authority (Department of Transportation), Series A, (MBIA insured), 3.500%, 7/01/2027	2,396,877

Principal Amount (‡)	Description	Value (†)

	Florida — continued
$5,185,000	Jacksonville Electric Authority, Florida Water & Sewer Systems Revenue, (MBIA insured), 4.750%, 10/01/2041	$4,373,651

		6,770,528

	Illinois — 0.1%
5,650,000	Chicago Board of Education, Series B, (FSA insured), 4.750%, 12/01/2031	5,008,442
1,725,000	Chicago O’Hare International Airport, Series A, (FSA insured), 4.500%, 1/01/2038	1,404,685

		6,413,127

	Louisiana — 0.0%
3,270,000	State of Louisiana, Series C, (FSA insured), 3.250%, 5/01/2026	2,333,243

	Massachusetts — 0.0%
3,275,000	Massachusetts School Building Authority, Series A, (AMBAC insured), 4.750%, 8/15/2032	2,786,272

	Michigan — 0.1%
1,975,000	Grosse Pointe Public School System, (FGIC insured), 3.000%, 5/01/2027	1,316,871
13,095,000	Michigan Tobacco Settlement Finance Authority, Taxable Turbo Series A, 7.309%, 6/01/2034(e)	11,277,414

		12,594,285

	Nebraska — 0.1%
8,175,000	Omaha Public Power District, Series AA, (FGIC insured), 4.500%, 2/01/2034	6,657,720

	Texas — 0.1%
9,320,000	County of Harris TX, Series B, 4.500%, 10/01/2031	8,025,918

	Wisconsin — 0.0%
2,235,000	Green Bay Wisconsin Water System Revenue (FSA insured), 3.500%, 11/01/2026	1,673,591
2,410,000	Green Bay Wisconsin Water System Revenue (FSA insured), 3.500%, 11/01/2029	1,735,706
835,000	Wisconsin Housing & Economic Development Authority, Series E, 4.900%, 11/01/2035	731,560

		4,140,857

	Total Municipals (Identified Cost $107,486,155)	97,867,111

	Total Bonds and Notes (Identified Cost $11,521,900,743)	9,666,989,046

Bank Loans — 1.0%
	Automotive — 0.5%
115,596,181	Chrysler LLC, First Lien Term Loan, 6.490%, 8/03/2013(h)	47,587,480

	Consumer Products — 0.0%
5,984,576	Mega Bloks, Inc., Term Loan B, 8.750%, 7/26/2012(h)	4,667,969

	Food & Beverage — 0.0%
361,942	Dole Food Co., Inc., LOC, 4.788%, 4/12/2013(h)	317,423
534,224	Dole Food Co., Inc., Term Loan, 4.738%, 4/12/2013(h)	468,514
2,603,044	Dole Food Co., Inc., Tranche C Term Loan, 4.795%, 4/12/2013(h)	2,282,869

		3,068,806

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable — 0.2%
$31,106,781	Idearc, Inc., Term Loan B, 5.767%, 11/17/2014(h)	$18,547,418
2,797,946	Tribune Co., Tranche X, 5.541%, 6/04/2009(h)	2,591,597

		21,139,015

	Oil Field Services — 0.0%
2,485,000	Dresser, Inc., Second Lien Term Loan, 8.557%, 5/04/2015(h)	2,137,100
1,230,373	Dresser, Inc., Term Loan B, 5.096%, 5/04/2014(h)	1,110,412

		3,247,512

	Paper — 0.1%
5,952,944	Georgia-Pacific Corp., First Lien Term Loan, 4.689%, 12/20/2012(h)	5,191,801
1,970,633	Georgia-Pacific Corp., Term Loan B2, 4.299%, 12/20/2012(h)	1,793,552

		6,985,353

	Technology — 0.1%
11,537,374	Nuance Communications, Inc., Incremental Term Loan, 5.960%, 3/31/2013(h)	10,037,516

	Wirelines — 0.1%
16,722,131	Hawaiian Telcom Communications, Inc., Term Loan C, 6.262%, 6/01/2014(h)	11,502,485

	Total Bank Loans (Identified Cost $149,080,815)	108,236,136

Shares
Common Stocks — 3.3%
	Biotechnology — 0.1%
359,449	Vertex Pharmaceuticals, Inc.(i)	11,948,085

	Communications Equipment — 0.0%
41,343	Corning, Inc.	646,605

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(i)	13,543,286

	Electric Utilities — 0.1%
282,500	Duke Energy Corp.(b)	4,923,975

	Food Products — 0.4%
2,309,175	ConAgra Foods, Inc.(b)	44,936,545

	Household Durables — 0.2%
477,725	KB Home(b)	9,401,628
549,450	Lennar Corp., Class A(b)	8,346,145

		17,747,773

	Oil, Gas & Consumable Fuels — 0.3%
846,398	Chesapeake Energy Corp.(b)	30,351,832
141,249	Spectra Energy Corp.	3,361,726

		33,713,558

	Pharmaceuticals — 1.4%
7,238,800	Bristol-Myers Squibb Co.(b)	150,928,980
2,288	Teva Pharmaceutical Industries Ltd., Sponsored ADR	104,768

		151,033,748

	REITs — 0.6%
223,187	Apartment Investment & Management Co., Class A(b)	7,816,009
889,730	Associated Estates Realty Corp.(b)	11,593,182
182,500	Developers Diversified Realty Corp.(b)	5,783,425

Shares	Description	Value (†)

	REITs — continued
460,000	Equity Residential(b)	$20,428,600
117,700	Simon Property Group, Inc.(b)	11,416,900

		57,038,116

	Thrifts & Mortgage Finance — 0.1%
4,794,025	Federal Home Loan Mortgage Corp.(b)(i)(j)	8,197,783

	Total Common Stocks (Identified Cost $433,474,956)	343,729,474

Preferred Stocks — 1.2%
	Automotive — 0.2%
1,458,359	Ford Motor Co. Capital Trust II Convertible, 6.500%(b)	22,458,729
79,502	General Motors Corp., Convertible, 6.250%	636,016

		23,094,745

	Banking — 0.1%
11,795	Bank of America Corp. Convertible, 7.250%	9,884,210

	Capital Markets — 0.0%
73,204	Lehman Brothers Holdings, Inc., 5.670%(d)	5,124
77,610	Lehman Brothers Holdings, Inc., 5.940%(d)	2,716
39,450	Lehman Brothers Holdings, Inc., 6.000%(d)	6,312
340,116	Lehman Brothers Holdings, Inc., 6.500%(d)	17,006
28,950	Lehman Brothers Holdings, Inc., 7.250%(d)(i)	28,950
357,592	Lehman Brothers Holdings, Inc., 7.950%(b)(d)	21,456
35,000	Merrill Lynch & Co., Inc., 6.375%	479,150
81,975	Newell Financial Trust I Convertible, 5.250%	3,161,161

		3,721,875

	Commercial Banks — 0.0%
5,933	Wachovia Corp., Convertible, 7.500%	2,284,205

	Diversified Consumer Services — 0.0%
332,275	Six Flags, Inc., 7.250%	1,857,417

	Diversified Financial Services — 0.1%
552,770	CIT Group, Inc., 6.350%	4,283,967
5,000	CIT Group, Inc. Convertible, 8.750%	164,650
129,508	Sovereign Capital Trust IV, Convertible, 4.375%	2,972,209

		7,420,826

	Electric Utilities — 0.2%
370,577	AES Trust III Convertible, 6.750%(b)	14,211,628
107,725	CMS Energy Trust I Convertible, 7.750%	4,309,000
393	Entergy New Orleans, Inc., 4.750%	29,991

		18,550,619

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

Shares	Description	Value (†)

	Machinery — 0.0%
171,240	United Rentals Trust I Convertible, 6.500%	$3,767,280

	Oil, Gas & Consumable Fuels — 0.1%
52,020	Chesapeake Energy Corp. Convertible, 4.500%(b)	5,175,990
158,777	El Paso Energy Capital Trust I, Convertible, 4.750%	5,289,259

		10,465,249

	REITs — 0.0%
42,700	FelCor Lodging Trust, Inc., Convertible, 7.800%	523,075

	Semiconductors & Semiconductor Equipment — 0.2%
32,320	Lucent Technologies Capital Trust I Convertible, 7.750%	15,017,488

	Thrifts & Mortgage Finance — 0.3%
389,800	Countrywide Capital IV, 6.750%	3,469,220
75,100	Federal Home Loan Mortgage Corp., 5.000%(i)(j)	135,180
1,741,500	Federal Home Loan Mortgage Corp., 5.570%(i)(j)	1,724,085
444,350	Federal Home Loan Mortgage Corp., 5.660%(i)(j)	555,437
120,695	Federal Home Loan Mortgage Corp., 5.700%(i)(j)	225,700
283,000	Federal Home Loan Mortgage Corp., 5.790%(i)(j)	566,000
81,450	Federal Home Loan Mortgage Corp., 5.810%(i)(j)	142,538
219,750	Federal Home Loan Mortgage Corp., 5.900%(i)(j)	274,687
96,600	Federal Home Loan Mortgage Corp., 6.000%(i)(j)	173,880
89,300	Federal Home Loan Mortgage Corp., 6.420%(i)(j)	160,740
392,116	Federal Home Loan Mortgage Corp., 6.550%(i)(j)	423,485
3,856,103	Federal Home Loan Mortgage Corp., 8.375%(b)(i)(j)	6,285,448
192,100	Federal National Mortgage Association, 4.750%(j)	595,510
144,900	Federal National Mortgage Association, 5.125%(j)	507,150
104,850	Federal National Mortgage Association, 5.375%(j)	346,005
56,600	Federal National Mortgage Association, 5.810%(j)	203,760
87,300	Federal National Mortgage Association, 6.750%(j)	157,140
6,672,525	Federal National Mortgage Association, 8.250%(b)(j)	14,546,104

		30,492,069

	Total Preferred Stocks (Identified Cost $490,665,546)	127,079,058

Closed-End Investment Companies — 0.3%
199,046	BlackRock Senior High Income Fund, Inc.	652,871
1,033,275	Dreyfus High Yield Strategies	3,079,160

Shares	Description	Value (†)

177,910	DWS High Income Trust	$590,661
860,000	Highland Credit Strategies Fund(b)	8,221,600
110,211	Morgan Stanley Emerging Markets Debt Fund, Inc.	796,826
141,612	Van Kampen High Income Trust II	324,291
2,055,800	Western Asset High Income Opportunity Fund, Inc.	8,922,172
1,368,400	Western Asset Managed High Income Fund, Inc.(b)	6,116,748

	Total Closed-End Investment Companies (Identified Cost $41,292,759)	28,704,329

Shares/ Principal Amount (‡)
Short-Term Investments — 3.5%
344,413,663	State Street Navigator Securities Lending Prime Portfolio(k)	344,413,663
$18,259,610	Repurchase Agreement with State Street Corp., dated 9/30/2008 at 1.300% to be repurchased at $18,260,269 on 10/01/2008, collateralized by $17,905,000 Federal National Mortgage Association, 4.850% due 12/3/2012 valued at $18,259,958 including accrued interest (Note 2g of Notes to Financial Statements)	18,259,610
4,215,796	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2008 at 1.300% to be repurchased at $4,215,948 on 10/01/2008, collateralized by $4,320,000 Federal Home Loan Bank Discount Notes, Zero Coupon due 11/21/2008 valued at $4,303,800 including accrued interest (Note 2g of Notes to Financial Statements)	4,215,796

	Total Short-Term Investments (Identified Cost $366,889,069)	366,889,069

	Total Investments — 101.5% (Identified Cost $13,003,303,888)(a)	10,641,627,112
	Other assets less liabilities — (1.5)%	(161,547,934)

	Net Assets — 100%	$10,480,079,178

(‡)	Principal amount is in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units, One unit represents a principal amount of 100.
(†††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Federal Tax Information:
	At September 30, 2008, the net unrealized depreciation on investments based on a cost of $13,007,160,073 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$169,608,961
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,535,141,922)

	Net unrealized depreciation	$(2,365,532,961)

(b)	All or a portion of this security was on loan to brokers at September 30, 2008.
(c)	Variable rate security. Rate as of September 30, 2008 is disclosed.
(d)	Issuer has filed for bankruptcy.
(e)	Illiquid security. At September 30, 2008, the value of these securities amounted to $235,523,116 or 2.2% of net assets.
(f)	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Bankrupt issuer. Security remains in the Portfolio of Investments pending final resolution of bankruptcy proceedings.
(h)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2008.
(i)	Non-income producing security.

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2008

(j)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(k)	Represents investment of securities lending collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the value of these securities amounted to $962,061,577 or 9.2% of net assets.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance, Inc.
GMTN	Global Medium Term Note
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar
THB	Thai Baht

Net Assets Summary at September 30, 2008 (Unaudited)

Sovereigns	13.0%
Non-Captive Diversified	7.9
Wirelines	6.7
Healthcare	5.2
Banking	5.1
Electric	4.7
Pharmaceuticals	4.6
Retailers	3.9
Non-Captive Consumer	3.7
Technology	3.3
Paper	2.8
Supranational	2.7
Automotive	2.6
Media Cable	2.5
Pipelines	2.2
Other Investments, less than 2% each	27.1
Short-Term Investments	3.5

Total Investments	101.5
Other assets less liabilities	(1.5)

Net Assets	100.0%

Currency Exposure at September 30, 2008 as a Percentage of Net Assets (Unaudited)

United States Dollar	74.1%
Canadian Dollar	9.6
Mexican Peso	3.0
Brazilian Real	2.6
New Zealand Dollar	2.5
Australian Dollar	2.4
Other, less than 2% each	7.3

Total Investments	101.5
Other assets less liabilities	(1.5)

Net Assets	100.0%

See accompanying notes to financial statements.

This Page Intentionally Left Blank

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2008

	Core Plus Bond Fund	High Income Fund	International Bond Fund

ASSETS
Investments at cost	$193,413,398	$59,854,321	$13,244,011
Repurchase agreement(s) at cost	8,429,740	6,917,645	208,000
Net unrealized depreciation	(14,680,084)	(9,233,388)	(1,005,664)

Investments at value(a)	187,163,054	57,538,578	12,446,347
Cash	—	—	651
Foreign currency at value (identified cost $0, $16,194, $187,488, $0 and $8,244,915)	—	15,785	184,387
Due from custodian	—	—	—
Receivable for Fund shares sold	774,250	228,164	—
Receivable for securities sold	—	157,361	96,092
Receivable from investment advisor (Note 4)	—	—	28,399
Dividends and interest receivable	2,079,854	1,025,438	181,785
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	1,714	5,003
Tax reclaims receivable	—	—	22
Securities lending income receivable	13,607	3,333	74
Other assets	—	13,297	—

TOTAL ASSETS	190,030,765	58,983,670	12,942,760

LIABILITIES
Due to custodian	—	12,441	—
Collateral on securities loaned, at value (Note 2)	10,994,292	3,523,267	—
Payable for securities purchased	4,104,517	257,274	214,367
Payable for Fund shares redeemed	1,040,432	372,291	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	79	36,995
Dividends payable	—	—	—
Management fees payable (Note 4)	58,108	44,332	6,415
Deferred Trustees’ fees (Note 4)	243,759	77,655	7,384
Administrative fees payable (Note 4)	8,010	2,668	8,197
Deferred foreign taxes payable	—	—	—
Other accounts payable and accrued expenses	123,561	72,543	52,055

TOTAL LIABILITIES	16,572,679	4,362,550	325,413

NET ASSETS	$173,458,086	$54,621,120	$12,617,347

NET ASSETS CONSIST OF:
Paid-in capital	$207,800,671	$134,116,688	$13,777,210
Accumulated net investment income (loss)	371,177	(14,090)	(22,126)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(20,033,749)	(70,243,378)	(85,005)
Net unrealized depreciation on investments and foreign currency translations	(14,680,013)	(9,238,100)	(1,052,732)

NET ASSETS	$173,458,086	$54,621,120	$12,617,347

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$115,872,889	$38,576,898	$1,953,302

Shares of beneficial interest	10,989,037	9,095,405	212,471

Net asset value and redemption price per share	$10.54	$4.24	$9.19

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$11.04	$4.44	$9.62

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$10,480,580	$2,266,793	$—

Shares of beneficial interest	991,297	533,572	—

Net asset value and offering price per share	$10.57	$4.25	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$26,698,090	$9,944,817	$683,049

Shares of beneficial interest	2,529,794	2,343,061	74,432

Net asset value and offering price per share	$10.55	$4.24	$9.18

Class Y shares:
Net assets	$20,406,527	$3,832,612	$9,980,996

Shares of beneficial interest	1,925,979	904,136	1,087,530

Net asset value, offering and redemption price per share	$10.60	$4.24	$9.18

(a) Including securities on loan with market values of:	$10,552,377	$3,411,036	$—

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Strategic Income Fund

$134,931,690	$12,980,828,482
10,608,327	22,475,406
(1,345,936)	(2,361,676,776)

144,194,081	10,641,627,112
—	681,908
—	8,181,252
4,528,528	—
1,927,513	36,105,148
7	11,413,723
16,841	—
734,135	208,469,143
—	—
—	51,813
4,554	296,774
—	—

151,405,659	10,906,826,873

—	—
1,085,429	344,413,663
10,612,635	827,516
356,994	72,579,119
—	—
124,932	541
42,046	5,358,802
214,131	435,142
5,314	507,482
—	9,517
96,895	2,615,913

12,538,376	426,747,695

$138,867,283	$10,480,079,178

$153,210,988	$12,690,707,333
(287,351)	97,385,788
(12,710,418)	60,536,039
(1,345,936)	(2,368,549,982)

$138,867,283	$10,480,079,178

$105,047,404	$5,551,066,145

9,568,271	458,811,440

$10.98	$12.10

$11.32	$12.67

$4,532,045	$161,751,069

413,253	13,301,916

$10.97	$12.16

$22,710,842	$3,984,203,644

2,067,156	327,825,681

$10.99	$12.15

$6,576,992	$783,058,320

597,264	64,759,861

$11.01	$12.09

$1,054,679	$334,019,744

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2008

	Core Plus Bond Fund	High Income Fund	International Bond Fund (a)

INVESTMENT INCOME
Dividends	$110,172	$111,528	$—
Interest	9,330,051	3,601,097	283,026
Securities lending income (Note 2)	216,727	42,292	481
Less net foreign taxes withheld	—	(508)	—

	9,656,950	3,754,409	283,507

Expenses
Management fees (Note 4)	751,064	275,813	47,119
Service fees - Class A (Note 4)	286,509	87,807	1,596
Service and distribution fees - Class B (Note 4)	172,317	32,609	—
Service and distribution fees - Class C (Note 4)	168,355	70,988	2,445
Trustees’ fees and expenses (Note 4)	6,753	11,229	8,513
Administrative fees (Note 4)	85,963	23,606	55,898
Custodian fees and expenses	24,613	21,776	20,340
Transfer agent fees and expenses - Class A (Note 4)	184,001	45,581	617
Transfer agent fees and expenses - Class B (Note 4)	30,318	4,596	—
Transfer agent fees and expenses - Class C (Note 4)	26,909	8,502	192
Transfer agent fees and expenses - Class Y (Note 4)	22,003	40	353
Audit and tax services fees	47,662	48,669	41,057
Legal fees	4,453	2,477	196
Shareholder reporting expenses	53,060	10,561	1,584
Registration fees	64,225	67,761	19,062
Miscellaneous expenses	9,112	8,040	1,760

Total expenses	1,937,317	720,055	200,732
Less fee reduction and/or expense reimbursement (Note 4)	(169,762)	(114,938)	(129,938)

Net expenses	1,767,555	605,117	70,794

Net investment income	7,889,395	3,149,292	212,713

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,978,022	532,025	(3,960)
Foreign currency transactions	8,829	23,220	(72,449)
Net change in unrealized appreciation (depreciation) on:
Investments (including change in foreign capital gains tax accrual of $(9,517) for Strategic Income Fund)	(13,461,243)	(10,375,382)	(1,005,664)
Foreign currency translations	(8,003)	(6,251)	(47,068)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11,482,395)	(9,826,388)	(1,129,141)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,593,000)	$(6,677,096)	$(916,428)

(a)	From commencement of operations on February 1, 2008 through September 30, 2008.

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Strategic Income Fund

$—	$40,775,309
5,864,507	855,653,561
73,330	7,193,368
—	(601,699)

5,937,837	903,020,539

598,625	66,716,160
253,877	16,174,107
56,200	2,096,544
73,146	44,085,494
6,832	174,974
61,737	6,138,937
22,970	635,535
126,964	5,701,372
7,027	186,124
9,139	3,880,942
1,271	710,244
46,237	52,219
3,340	336,368
23,472	1,437,720
66,279	354,191
6,911	282,589

1,364,027	148,963,520
(181,890)	(235,580)

1,182,137	148,727,940

4,755,700	754,292,599

498,940	181,343,106
—	2,347,155

(407,128)	(2,808,355,364)
—	(8,943,388)

91,812	(2,633,608,491)

$4,847,512	$(1,879,315,892)

STATEMENTS OF CHANGES IN NET ASSETS

	Core Plus Bond Fund		High Income Fund		International Bond Fund
	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008 (a)

FROM OPERATIONS:
Net investment income	$7,889,395	$8,937,252	$3,149,292	$2,616,602	$212,713
Net realized gain (loss) on investments and foreign currency transactions	1,986,851	3,057,453	555,245	2,071,153	(76,409)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(13,469,246)	(455,077)	(10,381,633)	(1,570,220)	(1,052,732)

Net increase (decrease) in net assets resulting from operations	(3,593,000)	11,539,628	(6,677,096)	3,117,535	(916,428)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(6,214,311)	(4,791,156)	(2,552,225)	(2,276,050)	(20,706)
Class B	(690,101)	(4,164,404)	(205,884)	(385,580)	—
Class C	(812,461)	(393,045)	(471,489)	(290,234)	(5,728)
Class Y	(1,030,857)	(746,123)	(54,867)	—	(217,001)
Net realized capital gain
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Class Y	—	—	—	—	—

Total distributions	(8,747,730)	(10,094,728)	(3,284,465)	(2,951,864)	(243,435)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	(35,735,068)	(150,880)	22,486,017	2,103,465	13,763,336

Redemption fees
Class A	10,657	4,164	12,665	1,239	259
Class B	1,520	3,852	782	221	—
Class C	1,489	451	3,312	191	275
Class Y	1,652	627	1,025	—	13,340

	15,318	9,094	17,784	1,651	13,874

Net increase (decrease) in net assets	(48,060,480)	1,303,114	12,542,240	2,270,787	12,617,347

NET ASSETS
Beginning of the year	221,518,566	220,215,452	42,078,880	39,808,093	—

End of the year	$173,458,086	$221,518,566	$54,621,120	$42,078,880	$12,617,347

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$371,177	$286,929	$(14,090)	$44,230	$(22,126)

(a)	From commencement of operations on February 1, 2008 through September 30, 2008.

See accompanying notes to financial statements.

Limited Term Government and Agency Fund		Strategic Income Fund
Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2008	Year Ended September 30, 2007

$4,755,700	$5,111,524	$754,292,599	$404,960,779

498,940	65,262	183,690,261	72,055,207

(407,128)	261,814	(2,817,298,752)	228,448,541

4,847,512	5,438,600	(1,879,315,892)	705,464,527

(4,474,145)	(4,778,111)	(448,782,373)	(239,664,878)
(205,652)	(288,517)	(12,700,249)	(10,008,544)
(262,151)	(166,306)	(272,297,986)	(137,066,220)
(244,165)	(164,290)	(61,058,261)	(26,439,067)

—	—	(5,233,811)	—
—	—	(183,665)	—
—	—	(3,481,864)	—
—	—	(634,289)	—

(5,186,113)	(5,397,224)	(804,372,498)	(413,178,709)

14,420,990	(6,079,674)	2,697,961,138	5,126,647,863

—	—	209,238	182,774
—	—	7,216	8,908
—	—	140,777	122,627
—	—	25,844	19,120

—	—	383,075	333,429

14,082,389	(6,038,298)	14,655,823	5,419,267,110

124,784,894	130,823,192	10,465,423,355	5,046,156,245

$138,867,283	$124,784,894	$10,480,079,178	$10,465,423,355

$(287,351)	$(130,422)	$97,385,788	$26,601,961

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees (d)

CORE PLUS BOND FUND
Class A
9/30/2008	$11.31	$0.55	$(0.71)	$(0.16)	$(0.61)	$(0.61)	$0.00	(h)
9/30/2007	11.23	0.50	0.14	0.64	(0.56)	(0.56)	0.00
9/30/2006	11.41	0.50	(0.07)	0.43	(0.61)	(0.61)	0.00
9/30/2005	11.69	0.46	(0.18)	0.28	(0.56)	(0.56)	0.00
9/30/2004	11.63	0.47	0.13	0.60	(0.54)	(0.54)	0.00
Class B
9/30/2008	11.31	0.44	(0.67)	(0.23)	(0.51)	(0.51)	0.00	(h)
9/30/2007	11.24	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.41	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.70	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
9/30/2004	11.62	0.38	0.14	0.52	(0.44)	(0.44)	0.00
Class C
9/30/2008	11.32	0.47	(0.71)	(0.24)	(0.53)	(0.53)	0.00	(h)
9/30/2007	11.25	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.42	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.71	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
9/30/2004	11.63	0.38	0.14	0.52	(0.44)	(0.44)	0.00
Class Y
9/30/2008	11.36	0.58	(0.70)	(0.12)	(0.64)	(0.64)	0.00	(h)
9/30/2007	11.29	0.54	0.13	0.67	(0.60)	(0.60)	0.00
9/30/2006	11.46	0.51	(0.04)	0.47	(0.64)	(0.64)	0.00
9/30/2005	11.74	0.49	(0.18)	0.31	(0.59)	(0.59)	0.00
9/30/2004	11.69	0.50	0.13	0.63	(0.58)	(0.58)	0.00
HIGH INCOME FUND
Class A
9/30/2008	$5.12	$0.34	$(0.87)	$(0.53)	$(0.35)	$(0.35)	$0.00
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	(0.38)	0.00
9/30/2006	4.98	0.34	0.11	0.45	(0.34)	(0.34)	0.00
9/30/2005	4.82	0.33	0.16	0.49	(0.33)	(0.33)	0.00
9/30/2004	4.65	0.33	0.17	0.50	(0.33)	(0.33)	0.00
Class B
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	(0.31)	0.00
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	(0.33)	0.00
9/30/2006	4.98	0.30	0.12	0.42	(0.30)	(0.30)	0.00
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	(0.29)	0.00
9/30/2004	4.65	0.30	0.18	0.48	(0.30)	(0.30)	0.00

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Amount rounds to less than $0.01 per share, if applicable.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(e)	Net assets, end of the period (000’s)	Net expenses (%) (b)(f)		Gross expenses (%) (b)		Net investment income (%) (b)	Portfolio turnover rate (%)

$10.54	(1.6)	$115,873	0.93		1.04		4.86	82
11.31	5.7	105,780	1.04		1.09		4.41	69
11.23	4.0	91,464	1.05		1.08		4.46	91
11.41	2.4	105,111	1.13		1.18		3.93	64
11.69	5.3	120,009	1.19		1.22		4.05	69

10.57	(2.2)	10,481	1.70		1.80		3.92	82
11.31	4.9	87,101	1.79		1.85		3.64	69
11.24	3.3	109,782	1.80		1.83		3.72	91
11.41	1.6	132,221	1.88		1.93		3.18	64
11.70	4.6	148,556	1.94		1.97		3.29	69

10.55	(2.3)	26,698	1.68		1.79		4.17	82
11.32	4.9	12,690	1.78		1.82		3.66	69
11.25	3.3	6,983	1.80		1.82		3.63	91
11.42	1.6	6,065	1.88		1.93		3.17	64
11.71	4.6	6,162	1.94		1.98		3.30	69

10.60	(1.4)	20,407	0.68		0.75		5.14	82
11.36	6.1	15,946	0.70		0.75		4.75	69
11.29	4.3	11,986	0.80	(g)	0.80	(g)	4.58	91
11.46	2.7	9,060	0.88		0.99		4.18	64
11.74	5.5	10,941	0.94		0.98		4.30	69

$4.24	(11.0)	$38,577	1.15		1.40		7.01	27
5.12	8.1	32,603	1.18		1.43		6.40	41
5.09	9.4	29,069	1.31		1.48		6.70	41
4.98	10.3	25,817	1.58		1.72		6.60	42
4.82	11.1	24,641	1.65		1.65		6.97	51

4.25	(11.6)	2,267	1.90		2.15		6.15	27
5.13	7.2	4,201	1.94		2.18		5.63	41
5.10	8.8	7,283	2.08		2.25		6.00	41
4.98	9.3	12,034	2.33		2.47		5.85	42
4.83	10.5	17,967	2.40		2.40		6.22	51

(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(f)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Includes expense recapture of 0.06%.
(h)	Effective June 2, 2008, redemption fees were eliminated.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees (d)

HIGH INCOME FUND (continued)
Class C
9/30/2008	$5.12	$0.31	$(0.87)	$(0.56)	$(0.32)	$(0.32)	$0.00
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	(0.33)	0.00
9/30/2006	4.98	0.30	0.11	0.41	(0.30)	(0.30)	0.00
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	(0.29)	0.00
9/30/2004	4.65	0.30	0.18	0.48	(0.30)	(0.30)	0.00
Class Y
9/30/2008(g)	4.87	0.22	(0.65)	(0.43)	(0.21)	(0.21)	0.01
INTERNATIONAL BOND FUND
Class A
9/30/2008(h)	$10.00	$0.17	$(0.79)	$(0.62)	$(0.19)	$(0.19)	$0.00	(i)
Class C
9/30/2008(h)	10.00	0.13	(0.81)	(0.68)	(0.15)	(0.15)	0.01	(i)
Class Y
9/30/2008(h)	10.00	0.18	(0.81)	(0.63)	(0.20)	(0.20)	0.01	(i)

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Amount rounds to less than $0.01 per share, if applicable.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(e)	Net assets, end of the period (000’s)	Net expenses (%) (b)(f)	Gross expenses (%) (b)	Net investment income (%) (b)	Portfolio turnover rate (%)

$4.24	(11.6)	$9,945	1.90	2.15	6.32	27
5.12	7.2	5,275	1.93	2.17	5.63	41
5.09	8.6	3,457	2.07	2.23	5.96	41
4.98	9.3	3,554	2.33	2.47	5.82	42
4.83	10.5	2,608	2.40	2.40	6.22	51

4.24	(9.1)	3,833	0.90	1.15	8.03	27

$9.19	(6.4)	$1,953	1.10	2.95	2.66	60

9.18	(7.0)	683	1.85	3.70	1.92	60

9.18	(6.4)	9,981	0.85	2.48	2.74	60

(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(f)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	From commencement of class operations on February 29, 2008 through September 30, 2008.
(h)	For the period February 1, 2008 (inception) through September 30, 2008.
(i)	Effective June 2, 2008, redemption fees were eliminated.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions

LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
9/30/2008	$11.00	$0.45	$0.02	$0.47	$(0.49)	$(0.49)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	(0.48)
9/30/2006	11.09	0.39	(0.05)	0.34	(0.43)	(0.43)
9/30/2005	11.30	0.28	(0.16)	0.12	(0.33)	(0.33)
9/30/2004	11.51	0.30	(0.09)	0.21	(0.42)	(0.42)
Class B
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	(0.40)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.07	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.28	0.20	(0.17)	0.03	(0.24)	(0.24)
9/30/2004	11.49	0.22	(0.09)	0.13	(0.34)	(0.34)
Class C
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	(0.40)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.08	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.30	0.20	(0.18)	0.02	(0.24)	(0.24)
9/30/2004	11.50	0.22	(0.08)	0.14	(0.34)	(0.34)
Class Y
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	(0.51)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	(0.52)
9/30/2006	11.13	0.43	(0.06)	0.37	(0.47)	(0.47)
9/30/2005	11.34	0.31	(0.17)	0.14	(0.35)	(0.35)
9/30/2004	11.55	0.32	(0.09)	0.23	(0.44)	(0.44)

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(d)	Net assets, end of the period (000’s)	Net expenses (%) (b)(e)	Gross expenses (%) (b)		Net investment income (%) (b)	Portfolio turnover rate (%)

$10.98	4.3	$105,047	0.92	1.07		4.04	52
11.00	4.5	108,536	0.99	1.10		4.13	45
11.00	3.2	114,180	1.04	1.09		3.57	50
11.09	1.1	141,417	1.24	1.24		2.50	93
11.30	1.9	106,701	1.32	1.32		2.60	80

10.97	3.5	4,532	1.67	1.82		3.29	52
10.99	3.7	6,787	1.74	1.85		3.37	45
10.98	2.4	9,952	1.79	1.84		2.79	50
11.07	0.3	15,114	1.99	1.99		1.75	93
11.28	1.2	10,107	2.00	2.00		1.95	80

10.99	3.6	22,711	1.66	1.83		3.29	52
11.00	3.6	5,261	1.74	1.85		3.38	45
10.99	2.5	4,230	1.79	1.84		2.81	50
11.08	0.2	5,715	1.99	1.99		1.75	93
11.30	1.3	6,949	2.00	2.00		1.94	80

11.01	4.6	6,577	0.67	0.72		4.28	52
11.03	4.8	4,201	0.71	0.75		4.43	45
11.03	3.4	2,461	0.74	0.74		3.89	50
11.13	1.2	2,533	1.02	1.59	(f)	2.77	93
11.34	2.1	4,233	1.13	1.13		2.82	80

(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Represents the total expenses prior to reduction of a portion of the class’s transfer agent expenses.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (d)(g)

STRATEGIC INCOME FUND
Class A
9/30/2008	$15.18	$0.96	$(3.02)	$(2.06)	$(1.01)	$(0.01)	$(1.02)	$0.00
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)	0.00
9/30/2006	14.17	0.71	0.53	1.24	(0.81)	—	(0.81)	0.00
9/30/2005	13.57	0.66	0.70	1.36	(0.76)	—	(0.76)	0.00
9/30/2004	12.57	0.75	1.11	1.86	(0.86)	—	(0.86)	0.00
Class B
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)	0.00
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.52	1.13	(0.69)	—	(0.69)	0.00
9/30/2005	13.60	0.56	0.71	1.27	(0.65)	—	(0.65)	0.00
9/30/2004	12.59	0.65	1.10	1.75	(0.74)	—	(0.74)	0.00
Class C
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)	0.00
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.51	1.12	(0.69)	—	(0.69)	0.00
9/30/2005	13.60	0.55	0.72	1.27	(0.65)	—	(0.65)	0.00
9/30/2004	12.58	0.64	1.11	1.75	(0.73)	—	(0.73)	0.00
Class Y
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)	0.00
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)	0.00
9/30/2006	14.17	0.76	0.51	1.27	(0.85)	—	(0.85)	0.00
9/30/2005	13.57	0.70	0.70	1.40	(0.80)	—	(0.80)	0.00
9/30/2004	12.58	0.78	1.11	1.89	(0.90)	—	(0.90)	0.00

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(e)	Net assets, end of the period (000’s)	Net expenses (%) (b)(f)	Gross expenses (%) (b)	Net investment income (%) (b)	Portfolio turnover rate (%)

$12.10	(14.5)	$5,551,066	0.97	0.98	6.59	24
15.18	9.9	5,749,315	1.00	1.00	5.39	22
14.60	9.0	2,782,887	1.05	1.05	5.01	21
14.17	10.2	977,198	1.18	1.18	4.71	14
13.57	15.2	343,586	1.23	1.23	5.66	28

12.16	(15.2)	161,751	1.72	1.73	5.78	24
15.25	9.1	233,418	1.76	1.76	4.61	22
14.66	8.2	179,927	1.79	1.79	4.26	21
14.22	9.5	144,081	1.93	1.93	3.98	14
13.60	14.3	128,714	1.98	1.98	4.91	28

12.15	(15.2)	3,984,204	1.72	1.73	5.85	24
15.24	9.1	3,843,823	1.75	1.75	4.63	22
14.65	8.1	1,812,278	1.79	1.79	4.24	21
14.22	9.5	765,200	1.93	1.93	3.93	14
13.60	14.3	255,705	1.98	1.98	4.87	28

12.09	(14.3)	783,058	0.72	0.72	6.88	24
15.17	10.2	638,868	0.74	0.74	5.67	22
14.59	9.3	271,065	0.78	0.78	5.30	21
14.17	10.5	50,369	0.91	0.91	4.98	14
13.57	15.5	10,833	1.00	1.08	5.93	28

(d)	Amount rounds to less than $0.01 per share, if applicable.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(f)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Effective June 2, 2008, redemption fees were eliminated.

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain fixed income funds of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

International Bond Fund commenced operations on February 1, 2008.

Core Plus Bond Fund, High Income Fund, International Bond Fund, Limited Term Government and Agency Fund, and Strategic Income Fund each offer Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus. On February 29, 2008, High Income Fund began offering Class Y Shares.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are excepted from the minimum investment amount as outlined in the Fund’s Prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2008

are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily utilizing interpolated prices determined from information provided by an independent pricing service and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Funds’ tax positions taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2005-2008, where applicable) and has concluded that no provisions for income tax are required. Fund management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2008

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as foreign currency transactions, premium amortization, defaulted bond adjustments, paydown gains and losses, expired capital loss carryforwards and return of capital and capital gains distributions from REITS. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, forward contracts mark to market, dividends payable, securities lending collateral gain/loss adjustment, straddle loss deferrals, REIT basis adjustments, TIP discount accretion, defaulted bond interest, capital loss carryforwards and post-October capital loss deferrals. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2008 and 2007 was as follows:

	2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$8,747,730	$—	$8,747,730
High Income Fund	3,284,465	—	3,284,465
International Bond Fund	243,435	—	243,435
Limited Term Government and Agency Fund	5,186,113	—	5,186,113
Strategic Income Fund	794,838,869	9,533,629	804,372,498

	2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$10,094,728	$—	$10,094,728
High Income Fund	2,951,864	—	2,951,864
Limited Term Government and Agency Fund	5,397,224	—	5,397,224
Strategic Income Fund	413,178,709	—	413,178,709

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund
Undistributed ordinary income	$614,936	$63,564	$—	$51,712	$115,263,518
Undistributed long-term capital gains	—	—	—	—	53,152,344

Total undistributed earnings	$614,936	$63,564		$51,712	$168,415,862
Capital Loss Carryforward:
Expires September 30, 2009	—	(43,374,722)	—	(4,128,091)	—
Expires September 30, 2010	(19,514,453)	(26,826,634)	—	(663,109)	—
Expires September 30, 2011	—	—	—	(425,323)	—
Expires September 30, 2012	—	—	—	(193,904)	—
Expires September 30, 2013	—	—	—	—	—
Expires September 30, 2014	(181,728)	—	—	(2,770,324)	—
Expires September 30, 2015	—	—	—	(4,336,746)	—
Expires September 30, 2016	—	—	—	(115,630)	—

Total capital loss carryforward	(19,696,181)	(70,201,356)	—	(12,633,127)	—
Deferred net capital and currency losses (post-October 2007)	—	—	(87,381)	—	—
Unrealized appreciation (depreciation)	(15,017,580)	(9,280,122)	(1,063,617)	(1,423,227)	(2,372,406,167)

Total accumulated earnings (losses)	$(34,098,825)	$(79,417,914)	$(1,150,998)	$(14,004,642)	$(2,203,990,305)

Capital loss carryforward utilized in the current year	$916,394	$500,999	$—	$—	$—

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2008

The High Income Fund had carry forward losses expire in the current year for the amount of $10,600,869.

The Limited Term Government and Agency Fund had carry forward losses expire in the current year for the amount of $4,165,768.

g.  Repurchase Agreements.  Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. It is each Fund’s policy, regarding tri-party arrangements, that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2008 were as follows:

Fund	Value of Securities on Loan	Value of Collateral Received
Core Plus Bond Fund	$10,552,377	$10,994,292
High Income Fund	3,411,036	3,523,267
International Bond Fund	—	—
Limited Term Government and Agency Fund	1,054,679	1,085,429
Strategic Income Fund	334,019,744	344,413,663

Subsequent to September 30, 2008, all securities on loan were called back.

i.  Delayed Delivery Commitments.  Each Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k.  New Accounting Pronouncements.  In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact the adoption of FAS 157 will have on the Funds’ financial statements and believes that such impact will be limited to expanded disclosure in the Funds’ financial statements regarding inputs used in determining the value of the Funds’ investments.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2008

3.  Purchases and Sales of Securities.  For the year ended September 30, 2008, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government and Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$81,338,297	$112,832,539	$54,928,935	$59,641,890
High Income Fund	369,501	4,400,440	26,803,145	7,072,922
International Bond Fund	—	—	20,188,493	6,899,715
Limited Term Government and Agency Fund	63,171,203	44,200,040	8,616,640	10,401,511
Strategic Income Fund	49,324,724	1,123,044,468	5,341,585,401	1,612,301,585

4.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $100 million	Next $1.8 billion	Next $13 billion	Over $15 billion
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Strategic Income Fund	0.6500%	0.6500%	0.6000%	0.5500%	0.5400%

Prior to July 1, 2008, the management fees for the Strategic Income Fund were 0.65% for the first $200 million of average daily net assets of the Fund, 0.60% for the next $1.8 billion of such assets and 0.55% of such assets over $2 billion.

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreements, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2009 and will be reevaluated on an annual basis. For the period from February 1, 2008 to September 30, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.10%	—	1.85%	0.85%
Limited Term Government and Agency Fund	0.90%	1.65%	1.65%	0.65%
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2008

Prior to February 1, 2008, the expense limits as a percentage of average daily net assets were as follows:

Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	1.00%	1.75%	1.75%	0.75%
High Income Fund	1.15%	1.90%	1.90%	—
Limited Term Government and Agency Fund	0.95%	1.70%	1.70%	0.70%
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%

Loomis Sayles and Natixis Advisors have agreed to equally bear the fee reductions and/or expense reimbursements for the Core Plus Bond Fund.

For the year ended September 30, 2008, the management fees and reductions of management fees for each Fund were as follows:

Fund	Gross Management Fee	Reduction of Management Fee	Net Management Fee	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$375,532	$—	$375,532	0.225%	0.225%
High Income Fund	275,813	66,570	209,243	0.600%	0.452%
International Bond Fund	47,119	47,119	—	0.600%	—
Limited Term Government and Agency Fund	598,625	43,471	555,154	0.500%	0.464%
Strategic Income Fund	66,716,160	—	66,716,160	0.560%	0.560%

For the year ended September 30, 2008, the advisory administration fees and fee reductions for Core Plus Bond Fund were as follows:

Gross Advisory Administration Fee	Reduction of Advisory Administration Fee	Net Advisory Administration Fee	Percentage of Average Daily Net Assets
			Gross	Net
$375,532	$—	$375,532	0.225%	0.225%

For the year ended September 30, 2008, class specific expenses have been reimbursed as follows:

Fund	Reimbursement
Core Plus Bond Fund	$166,466
High Income Fund	47,505
International Bond Fund	82,692
Limited Term Government and Agency Fund	136,000

Loomis Sayles and Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2008 were as follows:

	Expenses Subject to Possible Reimbursement until September 30, 2009
Fund	Class A	Class B	Class C	Class Y	Total
Core Plus Bond Fund	$119,781	$16,829	$18,008	$11,848	$166,466
High Income Fund	87,268	7,993	17,578	1,236	114,075
International Bond	11,799	—	4,529	113,483	129,811
Limited Term Government and Agency Fund	156,243	8,567	11,794	2,867	179,471

Certain officers and directors of Loomis Sayles and Natixis Advisors are also Trustees of the Funds. Loomis Sayles and Natixis Advisors are both limited partnerships whose sole general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Fund and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV,

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2008

Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts , Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to an annual fee of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors in their first calendar year of operations.

Effective October 1, 2007, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors gave a binding contractual undertaking to the Funds to waive the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2008.

Prior to July 1, 2008, the Funds paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.0450% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which was reevaluated on an annual basis. New funds were subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

For the year ended September 30, 2008, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Core Plus Bond Fund	$85,963	$3,296	$82,667
High Income Fund	23,606	863	22,743
International Bond Fund	55,898	127	55,771
Limited Term Government and Agency Fund	61,737	2,419	59,318
Strategic Income Fund	6,138,937	235,580	5,903,357

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2008, the Funds paid the following service and distribution fees:

	Service Fee			Distribution Fee
Fund	Class A	Class B	Class C	Class B	Class C
Core Plus Bond Fund	$286,509	$43,079	$42,089	$129,238	$126,266
High Income Fund	87,807	8,152	17,747	24,457	53,241
International Bond Fund	1,596	—	611	—	1,834
Limited Term Government and Agency Fund	253,877	14,050	18,287	42,150	54,859
Strategic Income Fund	16,174,107	524,136	11,021,374	1,572,408	33,064,120

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2008

d.  Sub-Transfer Agent Fees and Expenses.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Expense
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	$73,883	$10,543	$10,396	$21,440
High Income Fund	12,194	1,236	2,369	5
International Bond Fund	153	—	59	36
Limited Term Government and Agency Fund	23,650	1,275	1,569	1,098
Strategic Income Fund	3,867,184	129,909	2,647,064	637,999

e.  Commissions.  The Funds have been informed that commissions (including CDSC) on Fund shares paid to Natixis Distributors by investors in shares of the Funds during the year ended September 30, 2008 were as follows:

Fund	Commission
Core Plus Bond Fund	$138,007
High Income Fund	90,309
International Bond Fund	24,695
Limited Term Government and Agency Fund	68,043
Strategic Income Fund	10,524,352

f.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2008, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also received a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attended in person and $3,000 for each meeting that he or she attended telephonically. In addition, each Contract Review and Governance Committee member received $4,000 for each committee meeting that he or she attended in person and $2,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member received $5,000 for each committee meeting that he or she attended in person and $2,500 for each committee meeting that he or she attended telephonically. The Chairperson of the Board and committee chair retainers were $200,000 and $10,000, respectively.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Redemption Fees.  Shareholders of Class A shares of High Income Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange within 60 days of acquisition (including acquisition by exchange). The redemption fee is intended to offset the cost to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder’s redemption or exchange proceeds and is paid to the Fund. The “first-in, first-out” method is used to determine the holding period of redeemed or exchanged shares, which

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2008

means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

Effective June 2, 2008, the redemption fee imposed on Class A shares of Core Plus Bond Fund, International Bond Fund and Strategic Income Fund and shareholders of Class Y shares of Core Plus Bond Fund, International Bond Fund and Strategic Income Fund was eliminated. Prior to June 2, 2008, shareholders of Class A and Class Y shares of the Funds were charged a 2% redemption fee if they redeem, including redeeming by exchange, such shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee was deducted from the shareholder’s redemption or exchange proceeds and was paid to the Funds. These fees were accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5.  Line of Credit.  Each Fund together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 12, 2008, High Income Fund and Strategic Income Fund together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

For the year ended September 30, 2008, the Funds had no borrowings under these agreements.

6.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, the International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, the International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

7.  Shareholders.  At September 30, 2008, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 10,697 shares of beneficial interest of Limited Term Government and Agency Fund. At September 30, 2008, Natixis US owned shares equating to 74.23% of International Bond Fund’s net assets.

8.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
Core Plus Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	3,961,377	$44,610,104	2,862,355	$32,253,428
Issued in connection with the reinvestment of distributions	416,060	4,674,418	327,958	3,693,825
Redeemed	(2,742,021)	(30,840,053)	(1,977,946)	(22,285,053)

Net change	1,635,416	$18,444,469	1,212,367	$13,662,200

Class B
Issued from the sale of shares	81,830	$928,726	2,199,092	$24,806,440
Issued in connection with the reinvestment of distributions	43,582	492,099	70,968	800,778
Redeemed	(6,832,567)	(77,200,182)	(4,340,292)	(48,938,825)

Net change	(6,707,155)	$(75,779,357)	(2,070,232)	$(23,331,607)

Class C
Issued from the sale of shares	1,866,796	$20,868,873	686,381	$7,745,373
Issued in connection with the reinvestment of distributions	25,095	281,730	13,038	146,800
Redeemed	(483,069)	(5,447,710)	(199,397)	(2,240,505)

Net change	1,408,822	$15,702,893	500,022	$5,651,668

Class Y
Issued from the sale of shares	1,132,575	$12,755,055	598,492	$6,770,657
Issued in connection with the reinvestment of distributions	44,572	502,262	36,251	410,202
Redeemed	(654,873)	(7,360,390)	(293,171)	(3,314,000)

Net change	522,274	$5,896,927	341,572	$3,866,859

Increase (decrease) from capital share transactions	(3,140,643)	$(35,735,068)	(16,271)	$(150,880)

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2008

8.  Capital Shares (continued).

	Year Ended September 30, 2008		Year Ended September 30, 2007
High Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	4,904,752	$23,822,307	2,247,757	$11,689,925
Issued in connection with the reinvestment of distributions	378,438	1,831,932	295,946	1,539,928
Redeemed	(2,555,411)	(12,401,358)	(1,884,840)	(9,783,658)

Net change	2,727,779	$13,252,881	658,863	$3,446,195

Class B
Issued from the sale of shares	44,248	$206,339	106,656	$557,060
Issued in connection with the reinvestment of distributions	26,234	128,112	39,879	208,208
Redeemed	(356,172)	(1,746,563)	(756,563)	(3,941,404)

Net change	(285,690)	$(1,412,112)	(610,028)	$(3,176,136)

Class C
Issued from the sale of shares	1,607,159	$7,812,971	479,271	$2,499,368
Issued in connection with the reinvestment of distributions	53,048	255,350	30,663	159,675
Redeemed	(346,620)	(1,670,004)	(159,243)	(825,637)

Net change	1,313,587	$6,398,317	350,691	$1,833,406

Class Y*
Issued from the sale of shares	922,271	$4,329,547	—	$—
Issued in connection with the reinvestment of distributions	9,401	42,724	—	—
Redeemed	(27,536)	(125,340)	—	—

Net change	904,136	$4,246,931	—	$—

Increase (decrease) from capital share transactions	4,659,812	$22,486,017	399,526	$2,103,465

* From commencement of operations on February 29, 2008 through September 30, 2008.

	Period Ended September 30, 2008**		Year Ended September 30, 2007
International Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	327,200	$3,256,979	—	$—
Issued in connection with the reinvestment of distributions	1,505	14,727	—	—
Redeemed	(116,234)	(1,149,151)	—	—

Net change	212,471	$2,122,555	—	$—

Class C
Issued from the sale of shares	101,736	$1,017,705	—	$—
Issued in connection with the reinvestment of distributions	284	2,804	—	—
Redeemed	(27,588)	(272,845)	—	—

Net change	74,432	$747,664	—	$—

Class Y
Issued from the sale of shares	1,079,358	$10,809,876	—	$—
Issued in connection with the reinvestment of distributions	21,719	215,650	—	—
Redeemed	(13,547)	(132,409)	—	—

Net change	1,087,530	$10,893,117	—	$—

Increase (decrease) from capital share transactions	1,374,433	$13,763,336	—	$—

** From commencement of operations on February 1, 2008 through September 30, 2008.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2008

8.  Capital Shares (continued).

	Year Ended September 30, 2008		Year Ended September 30, 2007
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	2,035,015	$22,451,140	1,309,019	$14,378,605
Issued in connection with the reinvestment of distributions	269,896	2,982,151	292,426	3,213,916
Redeemed	(2,604,784)	(28,704,540)	(2,117,193)	(23,272,778)

Net change	(299,873)	$(3,271,249)	(515,748)	$(5,680,257)

Class B
Issued from the sale of shares	67,405	$747,264	52,757	$579,223
Issued in connection with the reinvestment of distributions	16,247	179,371	22,869	251,120
Redeemed	(288,166)	(3,175,026)	(364,484)	(3,999,981)

Net change	(204,514)	$(2,248,391)	(288,858)	$(3,169,638)

Class C
Issued from the sale of shares	1,833,502	$20,260,185	217,432	$2,387,379
Issued in connection with the reinvestment of distributions	13,505	149,095	9,729	106,924
Redeemed	(257,963)	(2,855,031)	(133,821)	(1,470,673)

Net change	1,589,044	$17,554,249	93,340	$1,023,630

Class Y
Issued from the sale of shares	367,309	$4,065,238	217,392	$2,396,763
Issued in connection with the reinvestment of distributions	13,550	150,194	12,038	132,694
Redeemed	(164,425)	(1,829,051)	(71,670)	(782,866)

Net change	216,434	$2,386,381	157,760	$1,746,591

Increase (decrease) from capital share transactions	1,301,091	$14,420,990	(553,506)	$(6,079,674)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Strategic Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	197,552,720	$2,901,194,415	227,999,564	$3,401,598,542
Issued in connection with the reinvestment of distributions	22,956,546	331,016,205	11,338,684	169,415,802
Redeemed	(140,438,578)	(1,990,731,186)	(51,264,181)	(764,388,527)

Net change	80,070,688	$1,241,479,434	188,074,067	$2,806,625,817

Class B
Issued from the sale of shares	410,099	$6,009,632	5,257,203	$78,803,755
Issued in connection with the reinvestment of distributions	401,421	5,839,477	304,859	4,574,346
Redeemed	(2,816,244)	(41,124,244)	(2,532,198)	(37,899,012)

Net change	(2,004,724)	$(29,275,135)	3,029,864	$45,479,089

Class C
Issued from the sale of shares	118,265,590	$1,746,293,697	144,314,933	$2,160,951,327
Issued in connection with the reinvestment of distributions	7,195,646	104,006,617	3,151,961	47,297,035
Redeemed	(49,785,407)	(709,035,285)	(19,028,982)	(284,966,223)

Net change	75,675,829	$1,141,265,029	128,437,912	$1,923,282,139

Class Y
Issued from the sale of shares	47,274,736	$690,204,820	29,854,706	$445,418,950
Issued in connection with the reinvestment of distributions	1,084,519	15,512,730	346,573	5,174,756
Redeemed	(25,704,216)	(361,225,740)	(6,672,173)	(99,332,888)

Net change	22,655,039	$344,491,810	23,529,106	$351,260,818

Increase (decrease) from capital share transactions	176,396,832	$2,697,961,138	343,070,949	$5,126,647,863

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Limited Term Government and Agency Fund, and Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Limited Term Government and Agency Fund and Loomis Sayles Strategic Income Fund, each a series of Loomis Sayles Funds II (collectively, “the Funds”), at September 30, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2008

2008 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2008, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Fund	2.16%
Strategic Income Fund	3.03%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2008.

Fund	Amount
Strategic Income Fund	$9,533,629

Qualified Dividend Income.  For the fiscal year ended September 30, 2008, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2008, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond Fund
High Income Fund
Strategic Income Fund

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the Trustees of the Trusts are available by calling Loomis Sayles at 800-314-2029.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 1984 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	41 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	41 None

Edward A. Benjamin (1938)	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Retired	41 None

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	41 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Contract Review and Governance Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	41 Director, M Fund, Inc. (registered investment company)

Jonathan P. Mason (1958)	Trustee Since 2007 Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	41 None

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	41 Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (international power company)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance & Chief Financial Officer, Harvard Medical School	41 None

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I Chief Executive Officer and Trustee for Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	41 None

John T. Hailer[2] (1960)	Trustee Since 2000 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	41 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[2]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Counsel, Columbia Management Group

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST continued

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Director, PFPC Inc.

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Jonathan P. Mason are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	2007	2008	2007	2008	2007	2008	2007	2008
Loomis Sayles Core Plus Bond Fund	$43,064	$40,113	$—	$831	$7,988	$12,260	$—	$—

1.	Audit-related fees consist of the performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and services related to the implementation of a new accounting standard.
2.	The tax fees consist of a review of year-end shareholder reporting and a review of the Registrant’s tax returns (2007 and 2008).

Aggregate fees billed to the Registrant for non-audit services during 2007 and 2008 were $7,988 and $13,091, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Registrant’s principal accountant to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. that provide ongoing services to the Registrant (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	2007	2008	2007	2008	2007	2008
Control Affiliates	$12,000	$12,000	$—	$—	$—	$—

Aggregate fees billed to Control Affiliates for non-audit services during 2007 and 2008 were $12,000 and $12,000, respectively.

None of the audit-related, tax and other services provided by the Registrant’s principal accountant were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a) (3)	Not applicable.
(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 19, 2008

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 19, 2008